                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $821,618,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                JANUARY 29, 2004

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1

                                   TERM SHEET
                                JANUARY 29, 2004

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC1

                           $821,618,000 (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                                EXPECTED  STATED
                                             WAL (YRS)    PAYMENT WINDOW                         FINAL     FINAL
                    APPROX                   (CALL(6)/      (CALL(6)/     PAYMENT   INTEREST    MATURITY  MATURITY  EXPECTED RATINGS
    CLASS           SIZE         COUPON      MATURITY)      MATURITY)      DELAY     ACCRUAL      (6)       (7)     (MOODY'S / S&P)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A-1       $401,601,000                             Information Not Provided Hereby                                Aaa/AAA
------------------------------------------------------------------------------------------------------------------------------------
CLASS A-2       $268,767,000  LIBOR + [ ]   2.50 / 2.75    1 - 92 / 1 -     0      Actual/360    Sep-11    Oct-34       Aaa/AAA
                               (1), (2)                        202
------------------------------------------------------------------------------------------------------------------------------------
CLASS S (3)       Notional    2.00%-LIBOR       NA              NA          0      Actual/360     N/A       N/A         Aaa/AAA
                                 (4)
------------------------------------------------------------------------------------------------------------------------------------
CLASS M-1       $ 58,657,000  LIBOR + [ ]   5.13 / 5.71   40 - 92 / 40 -    0      Actual/360    Sep-11    Oct-34       Aa2/AA+
                               (1), (5)                        175
------------------------------------------------------------------------------------------------------------------------------------
CLASS M-2       $ 43,993,000  LIBOR + [ ]   5.07 / 5.59   38 - 92 / 38 -    0      Actual/360    Sep-11    Oct-34        A2/AA
                               (1), (5)                        159
------------------------------------------------------------------------------------------------------------------------------------
CLASS M-3       $ 13,826,000  LIBOR + [ ]   5.05 / 5.49   38 - 92 / 38 -    0      Actual/360    Sep-11    Oct-34        A3/A+
                               (1), (5)                        138
------------------------------------------------------------------------------------------------------------------------------------
CLASS B-1       $ 12,569,000  LIBOR + [ ]   5.05 / 5.42   37 - 92 / 37 -    0      Actual/360    Sep-11    Oct-34       Baa1/A
                               (1), (5)                        129
------------------------------------------------------------------------------------------------------------------------------------
CLASS B-2       $ 11,312,000  LIBOR + [ ]   5.03 / 5.28   37 - 92 / 37 -    0      Actual/360    Sep-11    Oct-34      Baa2/BBB+
                               (1), (5)                        117
------------------------------------------------------------------------------------------------------------------------------------
CLASS B-3       $ 10,893,000  LIBOR + [ ]   5.00 / 5.05   37 - 92 / 37 -    0      Actual/360    Sep-11    Oct-34      Baa3/BBB-
                               (1), (5)                        103
------------------------------------------------------------------------------------------------------------------------------------
CLASS B-4 (8)   $ 11,312,000  LIBOR + [ ]   4.25 / 4.25   37 - 82 / 37 -    0      Actual/360    Nov-10    Oct-34      [Ba2/BB+]
                               (1), (5)                         82
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:          $832,930,000
------------------------------------------------------------------------------------------------------------------------------------

1)       Subject to the Available Funds Cap and the Maximum Rate Cap

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1 and Class A-2 Certificates will increase to 2x its respective margin.

3) The Class S Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class S notional balance, which, with respect to any distribution date, will equal the sum of (x) the aggregate outstanding principal balance of the Offered Certificates and (y) the outstanding principal balance of the Class B-4 Certificates.

4) The Class S Certificate pass-through rate with respect to any Distribution Date will be equal to the greater of (i) 2.00% minus One-Month LIBOR for such Distribution Date and (ii) zero; provided, however, that where the predetermined fixed rate specified in clause
         (i) exceeds One-Month LIBOR for a Distribution Date, the rate on the Class S Certificates with respect to the portion of the notional balance of the Class S Certificates that corresponds to each class of Offered Certificates or the Class B-4 Certificates will be subject to a cap equal to the product of (i) the excess of (x) the weighted average net mortgage rate of the Mortgage Loans over (y) One-Month LIBOR plus the applicable margin for such class of Offered Certificates or the Class B-4 Certificates and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period.

5) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will increase to 1.5x its respective margin.

6) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 28% CPR for the adjustable rate collateral. Assumes 10% cleanup call.

7)       Latest maturity date for any mortgage loan plus one year.

8) The Class B-4 Certificates will be privately placed. The information presented herein for the Class B-4 Certificates is solely to assist your understanding of the Offered Certificates.

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                    212-449-3659    scott_soltas@ml.com
Vince Mora                      212-449-1437    vince_morajr@ml.com
Charles Sorrentino              212-449-3659    charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                     212-449-0752    matthew_whalen@ml.com
Paul Park                       212-449-6380    paul_park@ml.com
Ted Bouloukos                   212-449-5029    ted_bouloukos@ml.com
Fred Hubert                     212-449-5071    fred_hubert@ml.com
Alan Chan                       212-449-8140    alan_chan@ml.com
Alice Chang                     212-449-1701    alice_chang@ml.com
Sonia Lee                       212-449-5067    sonia_lee@ml.com
Amanda DeZutter                 212-449-0425    amanda_dezutter@ml.com

MOODY'S
Phoebe Yu                       212-553-3712    phoebe.yu@moodys.com

STANDARD & POOR'S
Andrew Hayford                  212-438-2412    andrew_hayford@sandp.com

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1

TITLE OF CERTIFICATES       Merrill Lynch Mortgage Investors, Inc., Mortgage
                            Loan Asset-Backed Certificates Series 2004-WMC1, consisting of:
                            Class A-1 and Class A-2 (collectively, the "Class A
                            Certificates"),
                            Class S Certificates (together with the Class A
                            Certificates, the "Senior Certificates"),
                            Class M-1, Class M-2, and Class M-3 Certificates
                            (collectively, the "Class M Certificates"),
                            Class B-1, Class B-2, Class B-3 and Class B-4
                            Certificates (collectively, the "Class B
                            Certificates")
                            The Senior Certificates, the Class M Certificates and the Class B Certificates (other than the Class
                            B-4 Certificates) are collectively known as the "Offered Certificates".

UNDERWRITERS                Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                            Banc of America Securities LLC, and J.P. Morgan
                            Securities Inc.

DEPOSITOR                   Merrill Lynch Mortgage Investors, Inc.

SELLER                      Merrill Lynch Mortgage Capital Inc.

ORIGINATOR                  WMC Mortgage Corp.

SERVICER                    HomEq Servicing Corporation

TRUSTEE                     Wells Fargo Bank Minnesota, N.A.

LOSS MITIGATION ADVISOR     The Murrayhill Company

CUT-OFF DATE                January 1, 2004

PRICING DATE                On or about January 30, 2004

CLOSING DATE                On or about February 6, 2004

DISTRIBUTION DATES          Distribution of principal and interest on the
                            certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in February 2004.

ERISA CONSIDERATIONS        The Offered Certificates will be ERISA eligible as
                            of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                            Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENT            The Offered Certificates will not constitute
                            "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                  For federal income tax purposes, the Trust Fund will
                            include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                            ("REMIC").

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1

OPTIONAL TERMINATION        The Trustee will be required to attempt an auction
                            of the assets of the trust when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off
                            Date. The auction will be effected via a solicitation of bids from at least three bidders.
                            Any such auction will result in the termination of the trust only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest thereon, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, and (iii) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS              Fixed rate and adjustable rate, first and second
                            lien, sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $837,959,863 originated by WMC.

                            The mortgage pool will consist of fixed rate and adjustable rate mortgage loans ("Mortgage Loans") that were purchased from WMC Mortgage Corp. and will be serviced by HomEq Servicing Corporation. The mortgage pool will be divided into two groups referred to as Group A and Group B. Group A will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $333,700 if a single-unit property (or $500,550 if the property is located in Hawaii or Alaska), $427,150 if a two-unit property (or $640,720 if the property is located in Hawaii or Alaska), $516,300 if a three-unit property (or $774,450 if the property is located in Hawaii or Alaska), or $641,650 if a four-unit property (or $962,475 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $166,850 (or $250,275 if the property is located in Hawaii or Alaska). Group B will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group A.

TOTAL DEAL SIZE             Approximately $832,930,000

ADMINISTRATIVE FEES         The Servicer and Loss Mitigation Advisor will be
                            paid fees aggregating approximately 52 bps per annum
                            (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS         1.  Excess interest

                            2.  Over-Collateralization

                            3.  Subordination

EXCESS INTEREST             Excess interest cashflow will be available as credit
                            enhancement.

OVER-COLLATERALIZATION      The over-collateralization ("O/C") amount is equal
                            to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately 0.60% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 0.60% of the aggregate principal balance of the Mortgage
                            Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                            Initial: Approximately 0.60% of original balance

                            Target: 0.60% of original balance before stepdown, 1.20% of current balance after stepdown

                            Floor:   0.50% of original balance

                            (PRELIMINARY AND SUBJECT TO REVISION)

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1

SUBORDINATION (1):

  CLASSES             RATING (M/S)         SUBORDINATION
  -------             ------------         -------------
  Class A                Aaa/AAA              20.00%
 Class M-1               Aa2/AA               13.00%
 Class M-2                A2/A                 7.75%
 Class M-3                A3/A-                6.10%
 Class B-1              Baa1/BBB+              4.60%
 Class B-2              Baa2/BBB               3.25%
 Class B-3              Baa3/BBB-              1.95%
 Class B-4               Ba2/BB+               0.60%

CLASS SIZES:

 CLASSES                RATING (M/S)         CLASS SIZES
 -------                ------------         -----------
 Class A                   Aaa/AAA             80.00%
Class M-1                  Aa2/AA               7.00%
Class M-2                   A2/A                5.25%
Class M-3                   A3/A-               1.65%
Class B-1                 Baa1/BBB+             1.50%
Class B-2                 Baa2/BBB              1.35%
Class B-3                 Baa3/BBB-             1.30%
Class B-4                  Ba2/BB+              1.35%

INTEREST ACCRUAL            Interest will initially accrue from the Closing Date
                            to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

COUPON STEP UP              If the 10% clean-up call for the Certificates is not
                            exercised on the first distribution date on which it is exercisable, (i) the margin on each of the Class
                            A Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B Certificates will increase to 1.5x its respective margin.

AVAILABLE FUNDS CAP         The pass-through rates of the Certificates will be
                            subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the net mortgage rates in effect on the related due date, divided by
                            (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.
                            Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net Mortgage
                            Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

CAP CONTRACT                The trust fund will own a one-month LIBOR cap
                            contract purchased for the benefit of the Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the lower collar with respect to such Distribution
                            Date shown in the table appearing on page 35.
                            Payments received on the cap contract will be available to pay interest to the holders of the Certificates, up to the amount of interest shortfalls on such certificates to the extent attributable to rates in excess of the Available
                            Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero).

(1) The subordination includes the initial over-collateralization level of approximately 0.60%.

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1

MAXIMUM RATE CAP            The pass-through rate of the Certificates will also
                            be subject to the "Maximum Rate Cap", which is a per annum rate equal to, on each distribution date, the product of (i) the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and the net mortgage rates on the fixed rate mortgage loans and (ii) a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related accrual period. Any interest shortfall due to the Maximum
                            Rate Cap will not be reimbursed.

SHORTFALL REIMBURSEMENT     If on any Distribution Date the pass-through rate is
                            limited by the Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the greater of (i) the Maximum Rate Cap and (ii) the lesser of (A) One Month LIBOR and (B) 8.88% per annum (which is the rate shown under the heading, "1ML Strike, Upper Collar" in the table entitled
                            "One Month LIBOR Cap Table" shown on page 35), and the aggregate of such shortfalls from previous
                            Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

CASHFLOW PRIORITY           1.  Servicing Fees.

                            2. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A and Class S Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates, and then to the Class B-4 Certificates.

                            3. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, and then monthly principal to the Class B-4 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                            4. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                            5. Excess interest to pay subordinate principal shortfalls.

                            6. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

                            7. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                            Payments received on the Cap Contract will only be available to the Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay such Carryovers on the Certificates will be distributed in respect of other classes of certificates not described herein.

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     1) The Group A Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

     2) The Group B Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

     Group A Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group A mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Group B Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group B mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class remains outstanding), as the case may be. After the aggregate Certificate principal balance of both the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, seventh to the Class B-3 Certificates and eighth to the Class B-4 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A-1 AND A-2 (COLLECTIVELY)     40.00%*
CLASS M-1                            26.00%*
CLASS M-2                            15.50%*
CLASS M-3                            12.20%*
CLASS B-1                             9.20%*
CLASS B-2                             6.50%*
CLASS B-3                             3.90%*
CLASS B-4                             1.20%*

*includes overcollateralization

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)     The Distribution Date is on or after the February 2007 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)   A Trigger Event does not exist.

SUBORDINATE                 The first Distribution Date on which the Senior
CLASS PRINCIPAL             Enhancement Percentage (i.e., the sum of the
DISTRIBUTION DATE           outstanding principal balance of the subordinate
                            Certificates and the O/C amount divided by the aggregate stated principal balance of the Mortgage
                            Loans, as of the end of the related due period) is greater than or equal to the Senior Specified
                            Enhancement Percentage (including O/C), which is equal to two times the initial Class A-1 and Class
                            A-2 subordination percentage.

                            SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                            40.00%
                            or
                            (19.40%+0.60%)*2

TRIGGER EVENT               The situation that exists with respect to any
                            Distribution Date after the Stepdown Date, if (a) the quotient of (1) the aggregate Stated Principal
                            Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis
                            (including Mortgage Loans in foreclosure and REO
                            Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer
                            Remittance Date, equals or exceeds the product of
                            (i) 40 % and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off
                            Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss
                            Percentage shown below.

DISTRIBUTION DATE OCCURRING                          REQUIRED LOSS PERCENTAGE
----------------------------                         ------------------------
February 2007 - January 2008         2.25% with respect to February 2007, plus an additional 1/12th of
                                     1.25% for each month thereafter
February 2008 - January 2009         3.50% with respect to February 2008, plus an additional 1/12th of
                                     1.00% for each month thereafter
February 2009 - January 2010         4.50% with respect to February 2009, plus an additional 1/12th of
                                     0.75% for each month thereafter
February 2010 and thereafter         5.25%

PROSPECTUS                  The Offered Certificates will be offered pursuant to
                            a Prospectus which includes a Prospectus Supplement
                            (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus. The Class B-4 Certificates will not be offered by the Prospectus.

MORTGAGE LOAN TABLES        The following tables describe the mortgage loans and
                            the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1
                          MORTGAGE POOL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                                                      $837,959,863
Aggregate Original Principal Balance                                                         $841,516,502
Number of Mortgage Loans                                                                            4,968

                                       MINIMUM                      MAXIMUM                  AVERAGE (1)
                                       -------                      -------                  -----------
Original Principal Balance             $14,000                      $880,000                   $169,387
Outstanding Principal Balance          $13,981                      $880,000                   $168,671

                                       MINIMUM                       MAXIMUM              WEIGHTED AVERAGE (2)
                                       -------                       -------              --------------------
Original Term (mos)                      180                           360                        342
Stated remaining Term (mos)              172                           357                        337
Loan Age (mos)                             3                             9                          5
Current Interest Rate                  4.875%                       14.125%                     7.129%
Initial Interest Rate Cap              1.000%                        5.000%                     1.833%
Periodic Rate Cap                      1.000%                        1.500%                     1.000%
Gross Margin                           1.000%                        9.375%                     5.891%
Maximum Mortgage Rate                 10.740%                       17.626%                    13.323%
Minimum Mortgage Rate                  4.875%                       11.126%                     6.822%
Months to Roll                             1                            56                         23
Original Loan-to-Value                 13.33%                       100.00%                     82.02%
Credit Score (3)                         500                           811                        645

                                                                    EARLIEST                    LATEST
                                                                    --------                    ------
Maturity Date                                                       05/01/18                   10/01/33

LIEN POSITION                 PERCENT OF MORTGAGE POOL
-------------                 ------------------------
1st Lien                              90.83%
2nd Lien                               9.17%

OCCUPANCY                     PERCENT OF MORTGAGE POOL
---------                     ------------------------
Primary                                94.94%
Second Home                             1.49%
Investment                              3.57%

LOAN TYPE                     PERCENT OF MORTGAGE POOL
---------                     ------------------------
Fixed Rate                             29.42%
ARM                                    70.58%

AMORTIZATION TYPE             PERCENT OF MORTGAGE POOL
-----------------             ------------------------
Fully Amortizing                       96.18%
Interest Only                           3.82%

YEAR OF ORIGINATION          PERCENT OF MORTGAGE POOL
-------------------          ------------------------
2003                                 100.00%

LOAN PURPOSE                 PERCENT OF MORTGAGE POOL
------------                 ------------------------
Purchase                             50.08%
Refinance - Rate/Term                 8.86%
Refinance - Cashout                  41.05%

PROPERTY TYPE                PERCENT OF MORTGAGE POOL
-------------                ------------------------
Single Family                        71.91%
Townhouse                             0.00%
Condominium                           8.70%
Two- to Four-Family                   5.51%
Manufactured Housing                  0.14%
Planned Unit Development             13.74%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1
                          MORTGAGE POOL COLLATERAL SUMMARY

MORTGAGE RATES

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
                           NUMBER OF         BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
RANGE OF MORTGAGE RATES  MORTGAGE LOANS    OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
  5.500% or less               221        $  59,436,122     7.09%     5.362%       701     $   268,942     76.44%    63.27%
------------------------------------------------------------------------------------------------------------------------------
  5.501% to 6.000%             587          153,384,040    18.30      5.862        682         261,302     77.28     52.37
------------------------------------------------------------------------------------------------------------------------------
  6.001% to 6.500%             631          147,665,611    17.62      6.345        658         234,018     79.49     44.24
------------------------------------------------------------------------------------------------------------------------------
  6.501% to 7.000%             669          151,008,085    18.02      6.838        636         225,722     80.63     48.93
------------------------------------------------------------------------------------------------------------------------------
  7.001% to 7.500%             481           92,680,160    11.06      7.330        619         192,682     81.81     53.65
------------------------------------------------------------------------------------------------------------------------------
  7.501% to 8.000%             494           78,034,531     9.31      7.828        611         157,965     85.00     64.86
------------------------------------------------------------------------------------------------------------------------------
  8.001% to 8.500%             315           44,388,553     5.30      8.340        592         140,916     85.72     64.53
------------------------------------------------------------------------------------------------------------------------------
  8.501% to 9.000%             282           31,016,173     3.70      8.839        594         109,986     87.25     75.23
------------------------------------------------------------------------------------------------------------------------------
  9.001% to 9.500%             157           14,403,085     1.72      9.365        595          91,739     89.26     74.79
------------------------------------------------------------------------------------------------------------------------------
  9.501% to 10.000%            168           13,987,198     1.67      9.890        619          83,257     91.57     61.71
------------------------------------------------------------------------------------------------------------------------------
  10.001% to 10.500%           154            9,439,172     1.13     10.402        639          61,293     98.24     58.14
------------------------------------------------------------------------------------------------------------------------------
  10.501% to 11.000%           467           28,236,266     3.37     10.866        662          60,463     98.56     33.29
------------------------------------------------------------------------------------------------------------------------------
  11.001% to 11.500%            86            3,822,027     0.46     11.258        656          44,442     98.52     20.87
------------------------------------------------------------------------------------------------------------------------------
  11.501% to 12.000%            68            2,862,945     0.34     11.869        642          42,102     99.26     49.75
------------------------------------------------------------------------------------------------------------------------------
  12.001% to 12.500%            72            3,037,467     0.36     12.341        673          42,187     99.19     19.53
------------------------------------------------------------------------------------------------------------------------------
  12.501% to 13.000%           111            4,245,239     0.51     12.866        634          38,245     98.84     37.07
------------------------------------------------------------------------------------------------------------------------------
  13.001% to 13.500%             4              172,636     0.02     13.321        632          43,159    100.00      0.00
------------------------------------------------------------------------------------------------------------------------------
  14.001% to 14.500%             1              140,555     0.02     14.125        655         140,555    100.00      0.00
------------------------------------------------------------------------------------------------------------------------------
  TOTAL:                     4,968        $ 837,959,863   100.00%     7.129%       645     $   168,671     82.02%    53.48%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.875% per annum to 14.125% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.129% per annum.

REMAINING MONTHS TO STATED MATURITY

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
        RANGE OF           NUMBER OF         BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
REMAINING TERMS (MONTHS) MORTGAGE LOANS    OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV         DOC
------------------------------------------------------------------------------------------------------------------------------
     169 to 180              1,420        $  84,837,692     10.12%    10.074%      664     $    59,745    96.66%      47.93%
------------------------------------------------------------------------------------------------------------------------------
     229 to 240                  7            1,306,242      0.16      6.133       662         186,606    63.47       19.78
------------------------------------------------------------------------------------------------------------------------------
     289 to 300                  1              125,451      0.01      6.750       696         125,451    90.00           -
------------------------------------------------------------------------------------------------------------------------------
     349 to 360              3,540          751,690,478     89.70      6.798       643         212,342    80.40       54.17
------------------------------------------------------------------------------------------------------------------------------
     TOTAL:                  4,968        $ 837,959,863    100.00%     7.129%      645     $   168,671    82.02%      53.48%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 172 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 337 months.

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1
                          MORTGAGE POOL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
       RANGE OF                             PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    FULL OR
ORIGINAL MORTGAGE LOAN      NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
 PRINCIPAL BALANCES)     MORTGAGE LOANS    OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
 $50,000 or less               724        $  24,736,135     2.95%     10.580%     655      $    34,166    97.07%     50.96%
------------------------------------------------------------------------------------------------------------------------------
 $50,001 to $100,000          1079           78,582,494     9.38       9.012      639           72,829    90.15      60.15
------------------------------------------------------------------------------------------------------------------------------
 $100,001 to $150,000          859          107,384,645    12.82       7.646      633          125,011    83.38      60.20
------------------------------------------------------------------------------------------------------------------------------
 $150,001 to $200,000          684          118,811,402    14.18       6.933      633          173,701    80.07      57.67
------------------------------------------------------------------------------------------------------------------------------
 $200,001 to $250,000          556          124,417,642    14.85       6.809      642          223,773    80.42      52.15
------------------------------------------------------------------------------------------------------------------------------
 $250,001 to $300,000          363           99,350,675    11.86       6.653      642          273,693    80.45      48.09
------------------------------------------------------------------------------------------------------------------------------
 $300,001 to $350,000          249           80,342,822     9.59       6.628      648          322,662    80.66      43.24
------------------------------------------------------------------------------------------------------------------------------
 $350,001 to $400,000          171           64,132,242     7.65       6.612      653          375,042    80.79      50.27
------------------------------------------------------------------------------------------------------------------------------
 $400,001 to $450,000           88           37,263,417     4.45       6.417      669          423,448    80.62      47.02
------------------------------------------------------------------------------------------------------------------------------
 $450,001 to $500,000           98           46,593,406     5.56       6.428      666          475,443    80.06      54.94
------------------------------------------------------------------------------------------------------------------------------
 $500,001 to $550,000           40           20,957,604     2.50       6.402      667          523,940    79.58      54.90
------------------------------------------------------------------------------------------------------------------------------
 $550,001 to $600,000           29           16,540,585     1.97       6.234      655          570,365    78.28      65.71
------------------------------------------------------------------------------------------------------------------------------
 $600,001 to $650,000           15            9,488,991     1.13       6.092      666          632,599    74.48      59.74
------------------------------------------------------------------------------------------------------------------------------
 $650,001 to $700,000            7            4,710,193     0.56       6.101      685          672,885    76.67      57.35
------------------------------------------------------------------------------------------------------------------------------
 $700,001 to $750,000            2            1,455,950     0.17       6.748      629          727,975    74.94      49.40
------------------------------------------------------------------------------------------------------------------------------
 $750,001 to $800,000            3            2,311,659     0.28       7.119      651          770,553    72.00       0.00
------------------------------------------------------------------------------------------------------------------------------
 $850,001 to $900,000            1              880,000     0.11       6.250      637          880,000    83.81     100.00
------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                      4,968        $ 837,959,863   100.00%      7.129%     645      $   168,671    82.02%     53.48%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $13,981 to approximately $880,000 and the average outstanding principal balance of the Mortgage Loans was approximately $168,671

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1
                          MORTGAGE POOL COLLATERAL SUMMARY

PRODUCT TYPES

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
                           NUMBER OF         BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
PRODUCT TYPES            MORTGAGE LOANS    OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
 15 Year Fixed Loans            79        $   8,778,265      1.05%     7.264%     626      $   111,117    75.96%     54.51%
------------------------------------------------------------------------------------------------------------------------------
 20 Year Fixed Loans             6            1,258,571      0.15      5.939      659          209,762    62.08      20.53
------------------------------------------------------------------------------------------------------------------------------
 30 Year Fixed Loans           771          160,267,632     19.13      6.701      667          207,870    78.04      57.98
------------------------------------------------------------------------------------------------------------------------------
 Six-Month LIBOR Loans           7            2,276,825      0.27      6.763      629          325,261    77.92      53.97
------------------------------------------------------------------------------------------------------------------------------
 2/28 LIBOR Loans             2461          516,790,449     61.67      6.881      634          209,992    81.16      52.85
------------------------------------------------------------------------------------------------------------------------------
 3/27 LIBOR Loans              102           22,344,734      2.67      6.623      642          219,066    81.87      47.58
------------------------------------------------------------------------------------------------------------------------------
 5/25 LIBOR Loans              199           50,010,838      5.97      6.327      662          251,311    79.46      58.63
------------------------------------------------------------------------------------------------------------------------------
 Balloon Loans                1343           76,232,548      9.10     10.393      669           56,763    99.03      47.06
------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                      4,968        $ 837,959,863    100.00%     7.129%     645      $   168,671    82.02%     53.48%
------------------------------------------------------------------------------------------------------------------------------

ADJUSTMENT TYPE

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
                           NUMBER OF         BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
ADJUSTMENT TYPE          MORTGAGE LOANS    OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
ARM                          2,769        $ 591,422,846     70.58%    6.824%       636     $   213,587    81.03%     53.14%
------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                   2,199          246,537,017     29.42     7.859        666         112,113    84.38      54.29
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       4,968        $ 837,959,863    100.00%    7.129%       645     $   168,671    82.02%     53.48%
------------------------------------------------------------------------------------------------------------------------------

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1
                          MORTGAGE POOL COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
                           NUMBER OF         BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
GEOGRAPHIC DISTRIBUTION  MORTGAGE LOANS    OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
 Arizona                       194        $  25,712,835      3.07%    7.482%       640     $   132,540    84.88%     47.25%
------------------------------------------------------------------------------------------------------------------------------
 Arkansas                        8              628,169      0.07     7.564        647          78,521    90.49      79.84
------------------------------------------------------------------------------------------------------------------------------
 California                  2,625          513,417,236     61.27     6.881        656         195,588    81.47      50.11
------------------------------------------------------------------------------------------------------------------------------
 Colorado                      118           17,011,777      2.03     7.303        641         144,168    83.67      57.22
------------------------------------------------------------------------------------------------------------------------------
 Connecticut                    21            3,102,601      0.37     7.388        664         147,743    84.07      61.27
------------------------------------------------------------------------------------------------------------------------------
 Delaware                        2              552,050      0.07     6.786        649         276,025    81.43      28.56
------------------------------------------------------------------------------------------------------------------------------
 District of Columbia           12            2,205,728      0.26     7.318        632         183,811    78.68      47.20
------------------------------------------------------------------------------------------------------------------------------
 Florida                       124           14,898,643      1.78     7.713        630         120,150    83.69      49.61
------------------------------------------------------------------------------------------------------------------------------
 Georgia                        84           10,557,115      1.26     8.089        619         125,680    85.45      63.10
------------------------------------------------------------------------------------------------------------------------------
 Idaho                          10            1,119,406      0.13     7.446        668         111,941    84.41      40.33
------------------------------------------------------------------------------------------------------------------------------
 Illinois                      121           19,986,545      2.39     7.195        637         165,178    84.21      54.30
------------------------------------------------------------------------------------------------------------------------------
 Indiana                        35            2,819,810      0.34     7.957        598          80,566    87.23      86.60
------------------------------------------------------------------------------------------------------------------------------
 Iowa                            6              478,722      0.06     7.716        645          79,787    84.63     100.00
------------------------------------------------------------------------------------------------------------------------------
 Kansas                         13            1,255,152      0.15     8.622        613          96,550    87.03      49.96
------------------------------------------------------------------------------------------------------------------------------
 Kentucky                        9              706,520      0.08     8.425        599          78,502    87.02      85.27
------------------------------------------------------------------------------------------------------------------------------
 Louisiana                     121           10,343,254      1.23     8.107        604          85,481    86.09      76.65
------------------------------------------------------------------------------------------------------------------------------
 Maine                           6              603,350      0.07     6.804        651         100,558    84.57      71.60
------------------------------------------------------------------------------------------------------------------------------
 Maryland                       95           14,922,716      1.78     7.628        637         157,081    84.59      54.85
------------------------------------------------------------------------------------------------------------------------------
 Massachusetts                  56           10,964,628      1.31     7.401        622         195,797    79.64      62.34
------------------------------------------------------------------------------------------------------------------------------
 Michigan                       96           11,487,425      1.37     8.283        598         119,661    82.23      61.14
------------------------------------------------------------------------------------------------------------------------------
 Minnesota                      24            3,795,611      0.45     7.666        593         158,150    86.62      77.54
------------------------------------------------------------------------------------------------------------------------------
 Mississippi                    25            2,124,856      0.25     7.862        599          84,994    87.69      96.09
------------------------------------------------------------------------------------------------------------------------------
 Missouri                       22            2,141,766      0.26     7.886        611          97,353    85.12      79.93
------------------------------------------------------------------------------------------------------------------------------
 Montana                        17            3,242,151      0.39     7.626        616         190,715    84.49      60.29
------------------------------------------------------------------------------------------------------------------------------
 Nebraska                        1               89,505      0.01     6.500        669          89,505    97.30     100.00
------------------------------------------------------------------------------------------------------------------------------
 Nevada                         68            9,629,326      1.15     7.505        656         141,608    85.84      50.92
------------------------------------------------------------------------------------------------------------------------------
 New Hampshire                  12            2,076,487      0.25     7.368        629         173,041    83.41      49.64
------------------------------------------------------------------------------------------------------------------------------
 New Jersey                     87           17,192,955      2.05     7.084        619         197,620    78.10      59.56
------------------------------------------------------------------------------------------------------------------------------
 New Mexico                      9              964,016      0.12     7.600        630         107,113    84.74      76.74
------------------------------------------------------------------------------------------------------------------------------
 New York                      187           42,095,749      5.02     6.998        632         225,111    77.51      49.67
------------------------------------------------------------------------------------------------------------------------------
 North Carolina                 37            4,177,397      0.50     7.886        611         112,903    84.05      69.66
------------------------------------------------------------------------------------------------------------------------------
 Ohio                           62            6,455,485      0.77     7.821        596         104,121    86.52      82.60
------------------------------------------------------------------------------------------------------------------------------
 Oklahoma                       19            1,362,963      0.16     8.328        610          71,735    89.96      88.26
------------------------------------------------------------------------------------------------------------------------------
 Oregon                         17            1,630,895      0.19     7.664        630          95,935    82.63      67.13
------------------------------------------------------------------------------------------------------------------------------
 Pennsylvania                  105           11,164,748      1.33     7.836        604         106,331    82.50      76.04
------------------------------------------------------------------------------------------------------------------------------
 Rhode Island                    7            1,015,007      0.12     7.365        611         145,001    83.46      76.87
------------------------------------------------------------------------------------------------------------------------------
 South Carolina                 18            2,445,181      0.29     7.850        623         135,843    81.54      52.41
------------------------------------------------------------------------------------------------------------------------------
 South Dakota                    2              114,723      0.01     8.791        619          57,362    84.00       0.00
------------------------------------------------------------------------------------------------------------------------------
 Tennessee                      59            6,696,338      0.80     8.121        608         113,497    89.31      69.65
------------------------------------------------------------------------------------------------------------------------------
 Texas                         168           16,967,601      2.02     7.376        641         100,998    81.91      46.07
------------------------------------------------------------------------------------------------------------------------------
 Utah                           12            2,275,013      0.27     7.410        619         189,584    83.24      93.00
------------------------------------------------------------------------------------------------------------------------------
 Vermont                         3              347,342      0.04     7.234        559         115,781    76.66     100.00
------------------------------------------------------------------------------------------------------------------------------
 Virginia                      159           25,365,032      3.03     7.651        639         159,529    84.22      61.49
------------------------------------------------------------------------------------------------------------------------------
 Washington                     56            8,452,192      1.01     7.314        627         150,932    80.88      58.48
------------------------------------------------------------------------------------------------------------------------------
 West Virginia                   3              135,716      0.02     9.949        580          45,239    82.64     100.00
------------------------------------------------------------------------------------------------------------------------------
 Wisconsin                      30            2,913,773      0.35     7.829        616          97,126    82.24      64.32
------------------------------------------------------------------------------------------------------------------------------
 Wyoming                         3              314,355      0.04     8.332        601         104,785    90.01     100.00
------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                      4,968        $ 837,959,863    100.00%    7.129%       645     $   168,671    82.02%     53.48%
------------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.50% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1
                          MORTGAGE POOL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
 RANGE OF ORIGINAL          NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
LOAN-TO-VALUE RATIOS     MORTGAGE LOANS    OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
50.00% or less                  74        $  11,548,039      1.38%    6.363%       664     $   156,055    42.16%      61.49%
------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%                38            8,146,087      0.97     6.559        638         214,371    52.47       33.69
------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%                53           12,705,202      1.52     6.631        616         239,721    58.31       52.27
------------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%                85           19,938,547      2.38     6.671        620         234,571    62.89       47.87
------------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%               161           33,731,019      4.03     6.772        629         209,509    68.51       37.12
------------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%               227           48,630,309      5.80     6.751        622         214,230    73.74       44.20
------------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%             1,795          397,674,294     47.46     6.494        660         221,546    79.76       46.72
------------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%               359           69,946,456      8.35     7.381        597         194,837    84.29       71.53
------------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%               466           86,772,850     10.36     7.340        629         186,208    89.49       65.58
------------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%               382           63,450,122      7.57     7.796        630         166,100    94.68       75.73
------------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%            1,328           85,416,938     10.19     9.862        669          64,320    99.91       55.38
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       4,968        $ 837,959,863    100.00%    7.129%       645     $   168,671    82.02%      53.48%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 13.33% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 9.17% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.09%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.89%.

LOAN PURPOSE

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
                            NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
   LOAN PURPOSES         MORTGAGE LOANS    OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
Purchase                     2,763        $ 419,681,492     50.08%    7.178%       666     $   151,893    84.23%      45.17%
------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout          1,772          344,011,207     41.05     7.070        623         194,137    79.44       61.69
------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term          433           74,267,165      8.86     7.121        630         171,518    81.42       62.39
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       4,968        $ 837,959,863    100.00%    7.129%       645     $   168,671    82.02%      53.48%
------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
                            NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
   PROPERTY TYPE         MORTGAGE LOANS    OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
Single Family Detached        3,627       $ 602,539,715     71.91%    7.148%      643      $   166,126    82.06%      53.68%
------------------------------------------------------------------------------------------------------------------------------
Townhouse                         1              39,880      0.00     8.615       608           39,880    88.89      100.00
------------------------------------------------------------------------------------------------------------------------------
Condominium                     493          72,895,043      8.70     6.992       652          147,860    82.70       55.17
------------------------------------------------------------------------------------------------------------------------------
Two- to Four-Family             222          46,176,822      5.51     7.110       666          208,004    78.81       44.87
------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing             12           1,209,598      0.14     8.049       567          100,800    72.27       65.01
------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development        613         115,098,805     13.74     7.111       646          187,763    82.76       54.67
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        4,968       $ 837,959,863    100.00%    7.129%      645      $   168,671    82.02%      53.48%
------------------------------------------------------------------------------------------------------------------------------

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1
                          MORTGAGE POOL COLLATERAL SUMMARY

DOCUMENTATION

                                             AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                             PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    FULL OR
                             NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
   DOCUMENTATION          MORTGAGE LOANS    OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------------
Full Documentation            2,561       $ 409,784,745    48.90%     7.128%        631     $   160,010    83.10%     100.00%
-------------------------------------------------------------------------------------------------------------------------------
Streamlined Documentation     1,338         200,995,291    23.99      7.323         678         150,221    83.65        0.00
-------------------------------------------------------------------------------------------------------------------------------
Stated Documentation            554         121,881,340    14.55      6.784         646         220,002    74.68        0.00
-------------------------------------------------------------------------------------------------------------------------------
Full/Alt Documentation          173          38,355,409     4.58      7.141         634         221,708    83.98      100.00
-------------------------------------------------------------------------------------------------------------------------------
Limited Documentation           179          37,674,259     4.50      7.171         629         210,471    83.83        0.00
-------------------------------------------------------------------------------------------------------------------------------
Lite Documentation              163          29,268,819     3.49      7.171         641         179,563    81.31        0.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        4,968       $ 837,959,863   100.00%     7.129%        645     $   168,671    82.02%      53.48%
-------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
                            NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
OCCUPANCY                MORTGAGE LOANS    OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
Primary                       4,717       $ 795,567,033     94.94%    7.124%      644      $   168,660    82.17%      54.07%
------------------------------------------------------------------------------------------------------------------------------
Investment                      181          29,917,944      3.57     7.287       664          165,293    79.49       50.31
------------------------------------------------------------------------------------------------------------------------------
Second Home                      70          12,474,886      1.49     7.031       685          178,213    78.32       23.20
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        4,968       $ 837,959,863    100.00%    7.129%      645      $   168,671    82.02%      53.48%
------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
MORTGAGE LOAN AGE           NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
    (MONTHS)             MORTGAGE LOANS    OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
     3                          11        $   1,991,733     0.24%     7.706%       654     $   181,067    85.58%      32.85%
------------------------------------------------------------------------------------------------------------------------------
     4                       1,798          314,392,969    37.52      6.992        652         174,857    81.29       52.37
------------------------------------------------------------------------------------------------------------------------------
     5                       2,612          431,933,090    51.55      7.183        642         165,365    82.50       53.74
------------------------------------------------------------------------------------------------------------------------------
     6                         497           81,765,706     9.76      7.337        635         164,519    82.42       55.53
------------------------------------------------------------------------------------------------------------------------------
     7                          35            5,967,465     0.71      7.278        637         170,499    79.29       65.04
------------------------------------------------------------------------------------------------------------------------------
     8                          13            1,652,013     0.20      7.274        662         127,078    83.81       76.20
------------------------------------------------------------------------------------------------------------------------------
     9                           2              256,887     0.03      8.554        596         128,444    66.06       63.16
------------------------------------------------------------------------------------------------------------------------------
     TOTAL:                  4,968        $ 837,959,863   100.00%     7.129%       645     $   168,671    82.02%      53.48%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1
                          MORTGAGE POOL COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
ORIGINAL PREPAYMENT         NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
   PENALTY TERM          MORTGAGE LOANS    OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
None                          1,002       $ 146,426,468     17.47%     7.620%      639     $   146,134    82.90%      49.95%
------------------------------------------------------------------------------------------------------------------------------
6 Months                          3             301,991      0.04      8.486       612         100,664    89.70       42.99
------------------------------------------------------------------------------------------------------------------------------
12 Months                       180          42,916,651      5.12      6.914       648         238,426    76.74       48.93
------------------------------------------------------------------------------------------------------------------------------
24 Months                     2,504         451,346,710     53.86      7.020       638         180,250    82.52       53.83
------------------------------------------------------------------------------------------------------------------------------
30 Months                         1              78,033      0.01      7.990       604          78,033    90.00      100.00
------------------------------------------------------------------------------------------------------------------------------
36 Months                     1,276         196,599,648     23.46      7.057       666         154,075    81.36       56.23
------------------------------------------------------------------------------------------------------------------------------
60 Months                         2             290,362      0.03      7.260       606         145,181    77.36      100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        4,968       $ 837,959,863    100.00%     7.129%      645     $   168,671    82.02%      53.48%
------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
  RANGE OF                  NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
CREDIT SCORES            MORTGAGE LOANS    OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
Not Available                    1        $     248,953      0.03%     6.990%       0      $   248,953    85.00%     100.00%
------------------------------------------------------------------------------------------------------------------------------
500 to 500                       7            1,037,608      0.12      8.384      500          148,230    75.32       79.33
------------------------------------------------------------------------------------------------------------------------------
501 to 525                     175           29,676,871      3.54      8.159      514          169,582    77.44       77.60
------------------------------------------------------------------------------------------------------------------------------
526 to 550                     217           36,142,854      4.31      8.090      538          166,557    77.67       81.10
------------------------------------------------------------------------------------------------------------------------------
551 to 575                     289           49,386,353      5.89      7.687      564          170,887    82.41       75.00
------------------------------------------------------------------------------------------------------------------------------
576 to 600                     496           79,109,229      9.44      7.488      589          159,494    82.10       71.12
------------------------------------------------------------------------------------------------------------------------------
601 to 625                     663          106,207,920     12.67      7.359      614          160,193    82.35       63.41
------------------------------------------------------------------------------------------------------------------------------
626 to 650                     912          149,091,173     17.79      7.101      639          163,477    82.93       50.53
------------------------------------------------------------------------------------------------------------------------------
651 to 675                     788          134,619,891     16.07      6.975      663          170,837    83.14       37.40
------------------------------------------------------------------------------------------------------------------------------
676 to 700                     575           97,411,712     11.62      6.834      687          169,412    82.93       38.76
------------------------------------------------------------------------------------------------------------------------------
701 to 725                     385           66,950,882      7.99      6.658      712          173,898    82.44       44.78
------------------------------------------------------------------------------------------------------------------------------
726 to 750                     231           43,984,635      5.25      6.447      737          190,410    80.89       43.19
------------------------------------------------------------------------------------------------------------------------------
751 to 775                     154           29,724,975      3.55      6.406      762          193,019    80.72       45.77
------------------------------------------------------------------------------------------------------------------------------
776 to 800                      64           12,152,944      1.45      6.420      785          189,890    76.99       61.49
------------------------------------------------------------------------------------------------------------------------------
801 to 811                      11            2,213,864      0.26      6.225      805          201,260    73.88       26.78
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       4,968        $ 837,959,863    100.00%     7.129%     645      $   168,671    82.02%      53.48%
------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 811 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 645.

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1
                          MORTGAGE POOL COLLATERAL SUMMARY

CREDIT GRADE

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
                            NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
CREDIT GRADES            MORTGAGE LOANS    OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
   AA                         2,536       $ 439,715,941     52.47%    6.793%       690     $   173,390    82.49%      41.79%
------------------------------------------------------------------------------------------------------------------------------
   A                          1,199         195,912,209     23.38     7.240        627         163,396    82.51       58.36
------------------------------------------------------------------------------------------------------------------------------
   A-                           446          67,374,065      8.04     7.551        594         151,063    82.31       70.07
------------------------------------------------------------------------------------------------------------------------------
   B+                           330          59,029,533      7.04     7.556        568         178,877    82.65       73.36
------------------------------------------------------------------------------------------------------------------------------
   B                            426          70,500,605      8.41     8.053        536         165,494    77.53       77.23
------------------------------------------------------------------------------------------------------------------------------
   C                             31           5,427,510      0.65     8.411        549         175,081    73.78       93.48
------------------------------------------------------------------------------------------------------------------------------
   TOTAL:                     4,968       $ 837,959,863    100.00%    7.129%       645     $   168,671    82.02%      53.48%
------------------------------------------------------------------------------------------------------------------------------

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
                            NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
RANGE OF GROSS MARGINS   MORTGAGE LOANS    OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
  0.501% to 1.000%               7        $   1,719,137      0.29%    5.871%       700     $   245,591    79.50%      83.93%
------------------------------------------------------------------------------------------------------------------------------
  3.501% to 4.000%               3            1,012,165      0.17     5.339        692         337,388    75.00       45.79
------------------------------------------------------------------------------------------------------------------------------
  4.001% to 4.500%              25            6,326,701      1.07     5.932        674         253,068    72.86       40.61
------------------------------------------------------------------------------------------------------------------------------
  4.501% to 5.000%             366           94,258,662     15.94     5.983        669         257,537    78.71       60.62
------------------------------------------------------------------------------------------------------------------------------
  5.001% to 5.500%             547          125,379,971     21.20     6.243        656         229,214    78.88       46.42
------------------------------------------------------------------------------------------------------------------------------
  5.501% to 6.000%             607          140,062,728     23.68     6.633        643         230,746    79.75       42.27
------------------------------------------------------------------------------------------------------------------------------
  6.001% to 6.500%             447           91,611,875     15.49     7.202        622         204,948    81.80       55.56
------------------------------------------------------------------------------------------------------------------------------
  6.501% to 7.000%             371           67,537,446     11.42     7.585        603         182,042    85.83       63.53
------------------------------------------------------------------------------------------------------------------------------
  7.001% to 7.500%             189           32,654,312      5.52     8.128        590         172,774    86.09       63.31
------------------------------------------------------------------------------------------------------------------------------
  7.501% to 8.000%             180           27,296,774      4.62     8.699        582         151,649    86.92       68.15
------------------------------------------------------------------------------------------------------------------------------
  8.001% to 8.500%              12            1,736,785      0.29     9.026        558         144,732    82.67       82.87
------------------------------------------------------------------------------------------------------------------------------
  8.501% to 9.000%              13            1,722,975      0.29     9.066        580         132,537    83.81       37.37
------------------------------------------------------------------------------------------------------------------------------
  9.001% to 9.500%               2              103,313      0.02     9.505        663          51,657    92.83      100.00
------------------------------------------------------------------------------------------------------------------------------
  TOTAL:                     2,769        $ 591,422,846    100.00%    6.824%       636      $  213,587    81.03%      53.14%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 1.000% per annum to 9.375% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 5.891% per annum.

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1
                          MORTGAGE POOL COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE      FULL OR
RANGE OF MAXIMUM           NUMBER OF         BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
 MORTAGE RATES           MORTGAGE LOANS    OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING     LTV          DOC
------------------------------------------------------------------------------------------------------------------------------
12.000% or less                169        $  44,862,199      7.59%     5.339%     692      $   265,457    78.98%      60.74%
------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%             431          112,211,071     18.97      5.870      674          260,351    78.85       48.90
------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%             479          111,666,000     18.88      6.346      654          233,123    79.76       42.88
------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%             534          122,508,430     20.71      6.828      633          229,417    80.55       47.45
------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%             368           72,955,351     12.34      7.339      613          198,248    82.50       55.32
------------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%             342           61,957,886     10.48      7.826      602          181,163    84.59       65.18
------------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%             192           31,625,907      5.35      8.332      576          164,718    84.02       61.63
------------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%             140           18,734,807      3.17      8.822      565          133,820    84.52       79.35
------------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%              52            7,514,934      1.27      9.371      562          144,518    85.26       73.41
------------------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%              45            5,793,731      0.98      9.858      553          128,750    83.09       76.45
------------------------------------------------------------------------------------------------------------------------------
16.501% to 17.000%               9              808,819      0.14      9.774      569           89,869    87.64       59.00
------------------------------------------------------------------------------------------------------------------------------
17.001% to 17.500%               6              575,580      0.10     10.233      555           95,930    82.91       75.82
------------------------------------------------------------------------------------------------------------------------------
17.501% to 18.000%               2              208,132      0.04     11.126      517          104,066    87.84      100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,769        $ 591,422,846    100.00%     6.824%     636      $   213,587    81.03%      53.14%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.740% per annum to 17.626% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.323% per annum.

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
                           NUMBER OF         BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE      ORIGINAL  ALTERNATIVE
NEXT ADJUSTMENT DATE     MORTGAGE LOANS    OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING      LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
February 2004                    3        $     709,331      0.12%    7.177%       696     $   236,444    79.85%       0.00%
------------------------------------------------------------------------------------------------------------------------------
March 2004                       2              669,180      0.11     7.057        548         334,590    75.39       49.37
------------------------------------------------------------------------------------------------------------------------------
July 2004                        2              898,314      0.15     6.216        636         449,157    78.29      100.00
------------------------------------------------------------------------------------------------------------------------------
May 2005                         3              536,913      0.09     7.155        633         178,971    83.21      100.00
------------------------------------------------------------------------------------------------------------------------------
June 2005                        7            1,626,619      0.28     6.650        630         232,374    77.77       75.47
------------------------------------------------------------------------------------------------------------------------------
July 2005                      242           50,962,229      8.62     7.005        632         210,588    81.12       52.11
------------------------------------------------------------------------------------------------------------------------------
August 2005                   1329          275,330,224     46.55     6.899        634         207,171    81.38       53.04
------------------------------------------------------------------------------------------------------------------------------
September 2005                 874          187,069,042     31.63     6.819        634         214,038    80.85       52.49
------------------------------------------------------------------------------------------------------------------------------
October 2005                     6            1,265,422      0.21     7.397        635         210,904    84.82       44.88
------------------------------------------------------------------------------------------------------------------------------
July 2006                       14            3,121,296      0.53     6.933        627         222,950    81.67       42.56
------------------------------------------------------------------------------------------------------------------------------
August 2006                     45           10,240,016      1.73     6.533        640         227,556    82.31       57.84
------------------------------------------------------------------------------------------------------------------------------
September 2006                  43            8,983,422      1.52     6.616        650         208,917    81.43       37.62
------------------------------------------------------------------------------------------------------------------------------
June 2008                        2              475,264      0.08     7.688        687         237,632    90.48       74.04
------------------------------------------------------------------------------------------------------------------------------
July 2008                       16            3,427,277      0.58     6.946        628         214,205    78.64       57.49
------------------------------------------------------------------------------------------------------------------------------
August 2008                     98           24,864,046      4.20     6.351        649         253,715    79.01       63.19
------------------------------------------------------------------------------------------------------------------------------
September 2008                  83           21,244,250      3.59     6.170        682         255,955    79.88       53.15
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,769        $ 591,422,846    100.00%    6.824%       636     $   213,587    81.03%      53.14%
------------------------------------------------------------------------------------------------------------------------------

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1
                          GROUP B COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                                                       $335,959,220
Aggregate Original Principal Balance                                                          $337,323,811
Number of Mortgage Loans                                                                             1,610

                                       MINIMUM                       MAXIMUM                   AVERAGE (1)
                                       -------                       -------                   -----------
Original Principal Balance             $15,000                      $880,000                    $209,518
Outstanding Principal Balance          $14,848                      $880,000                    $208,670

                                      MINIMUM                       MAXIMUM              WEIGHTED AVERAGE (2)
                                      -------                       -------              --------------------
Original Term (mos)                      180                           360                        337
Stated remaining Term (mos)              173                           356                        332
Loan Age (mos)                             3                             9                          5
Current Interest Rate                  4.875%                       14.125%                     7.186%
Initial Interest Rate Cap              1.000%                        5.000%                     1.928%
Periodic Rate Cap                      1.000%                        1.500%                     1.000%
Gross Margin                           1.000%                        9.375%                     5.917%
Maximum Mortgage Rate                 10.740%                       17.626%                    13.316%
Minimum Mortgage Rate                  4.875%                       11.126%                     6.812%
Months to Roll                             1                            56                         23
Original Loan-to-Value                 20.33%                       100.00%                     82.62%
Credit Score (3)                         500                           804                        648

                                                                    EARLIEST                     LATEST
                                                                    --------                     ------
Maturity Date                                                       06/01/18                    09/01/33

LIEN POSITION                 PERCENT OF MORTGAGE POOL
-------------                 ------------------------
1st Lien                               88.02%
2nd Lien                               11.98%

OCCUPANCY                     PERCENT OF MORTGAGE POOL
---------                     ------------------------
Primary                                95.41%
Second Home                             1.86%
Investment                              2.74%

LOAN TYPE                     PERCENT OF MORTGAGE POOL
---------                     ------------------------
Fixed Rate                             31.63%
ARM                                    68.37%

AMORTIZATION TYPE             PERCENT OF MORTGAGE POOL
-----------------             ------------------------
Fully Amortizing                       93.52%
Interest Only                           6.48%

YEAR OF ORIGINATION          PERCENT OF MORTGAGE POOL
-------------------          ------------------------
2003                                  100.00%

    LOAN PURPOSE             PERCENT OF MORTGAGE POOL
    ------------             ------------------------
Purchase                              47.33%
Refinance - Rate/Term                 10.02%
Refinance - Cashout                   42.65%

     PROPERTY TYPE            PERCENT OF MORTGAGE POOL
     -------------            ------------------------
Single Family Detached                 74.68%
Townhouse                               0.01%
Condominium                             5.29%
Two- to Four-Family                     3.24%
Manufactured Housing                    0.18%
Planned Unit Development               16.60%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1
                          GROUP B COLLATERAL SUMMARY

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
                           NUMBER OF         BALANCE      MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
RANGE OF MORTAGE RATES   MORTGAGE LOANS    OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
5.500% or less                  66        $  27,467,681      8.18%     5.350%     699      $   416,177     76.46%    62.98%
------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%               172           65,730,873     19.57      5.852      690          382,156     77.65     51.24
------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%               173           56,341,690     16.77      6.337      658          325,675     79.64     49.05
------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%               175           54,858,094     16.33      6.838      634          313,475     80.32     45.06
------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%               138           30,572,643      9.10      7.317      623          221,541     82.86     55.93
------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%               158           25,694,004      7.65      7.830      611          162,620     86.78     72.09
------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%               127           19,194,320      5.71      8.360      595          151,136     86.68     63.16
------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%               131           13,654,557      4.06      8.829      606          104,233     88.09     71.51
------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                74            8,294,577      2.47      9.382      595          112,089     88.65     66.46
------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%               88            8,602,766      2.56      9.889      622           97,759     92.44     66.29
------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%              65            5,632,561      1.68     10.394      637           86,655     97.95     58.79
------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%             169           14,700,162      4.38     10.860      660           86,983     97.64     33.47
------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%              16            1,421,300      0.42     11.234      641           88,831     97.21     29.14
------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%              17              923,752      0.27     11.897      662           54,338     99.95     38.46
------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%              15            1,093,308      0.33     12.316      674           72,887     98.93     15.11
------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%              21            1,463,741      0.44     12.877      634           69,702     97.34     35.87
------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%               4              172,636      0.05     13.321      632           43,159    100.00      0.00
------------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%               1              140,555      0.04     14.125      655          140,555    100.00      0.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,610        $ 335,959,220    100.00%     7.186%     648      $   208,670     82.62%    54.10%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.875% per annum to 14.125% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.186% per annum.

REMAINING MONTHS TO STATED MATURITY

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
        RANGE OF           NUMBER OF         BALANCE      MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
REMAINING TERMS (MONTHS) MORTGAGE LOANS    OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
     169 to 180                494        $  42,926,382     12.78%    10.038%     667      $    86,896    97.04%      46.65%
------------------------------------------------------------------------------------------------------------------------------
     229 to 240                  1              469,498      0.14      5.500      661          469,498    60.51        0.00
------------------------------------------------------------------------------------------------------------------------------
     349 to 360              1,115          292,563,340     87.08      6.770      645          262,389    80.54       55.28
------------------------------------------------------------------------------------------------------------------------------
     TOTAL:                  1,610        $ 335,959,220    100.00%     7.186%     648      $   208,670    82.62%      54.10%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 356 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 332 months.

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1
                          GROUP B COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
        RANGE OF                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
   ORIGINAL MORTGAGE        NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
LOAN PRINCIPAL BALANCES  MORTGAGE LOANS    OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                 95        $   3,320,329      0.99%    9.613%       621     $    34,951    85.18%      69.71%
------------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000            554           42,188,087     12.56     9.253        634          76,152    91.20       61.03
------------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000           296           36,357,472     10.82     8.681        637         122,829    88.91       57.68
------------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000            88           15,087,946      4.49     7.551        604         171,454    80.78       56.50
------------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000            40            8,662,670      2.58     7.927        596         216,567    84.32       64.39
------------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000            17            4,667,540      1.39     7.481        571         274,561    81.29       69.71
------------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000            81           27,454,645      8.17     6.556        647         338,946    81.33       39.54
------------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000           162           60,840,338     18.11     6.632        652         375,558    80.95       49.98
------------------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000            85           36,001,179     10.72     6.402        669         423,543    80.96       46.32
------------------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000            97           46,132,276     13.73     6.424        666         475,590    79.96       55.49
------------------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000            39           20,427,068      6.08     6.390        666         523,771    79.57       53.73
------------------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000            28           15,972,876      4.75     6.243        654         570,460    78.93       68.05
------------------------------------------------------------------------------------------------------------------------------
$600,001 to $650,000            15            9,488,991      2.82     6.092        666         632,599    74.48       59.74
------------------------------------------------------------------------------------------------------------------------------
$650,001 to $700,000             7            4,710,193      1.40     6.101        685         672,885    76.67       57.35
------------------------------------------------------------------------------------------------------------------------------
$700,001 to $750,000             2            1,455,950      0.43     6.748        629         727,975    74.94       49.40
------------------------------------------------------------------------------------------------------------------------------
$750,001 to $800,000             3            2,311,659      0.69     7.119        651         770,553    72.00        0.00
------------------------------------------------------------------------------------------------------------------------------
$850,001 to $900,000             1              880,000      0.26     6.250        637         880,000    83.81      100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,610        $ 335,959,220    100.00%    7.186%       648     $   208,670    82.62%      54.10%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $14,848 to approximately $880,000 and the average outstanding principal balance of the Mortgage Loans was approximately $208,670

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1
                          GROUP B COLLATERAL SUMMARY

PRODUCT TYPES

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
                            NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
PRODUCT TYPES            MORTGAGE LOANS    OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed Loans              32       $   3,134,465      0.93%     7.486%      624     $    97,952    77.53%      48.80%
------------------------------------------------------------------------------------------------------------------------------
20 Year Fixed Loans               1             469,498      0.14      5.500       661         469,498    60.51        0.00
------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed Loans             250          62,860,387     18.71      6.608       676         251,442    78.79       61.34
------------------------------------------------------------------------------------------------------------------------------
Six-Month LIBOR Loans             5           1,707,558      0.51      6.674       634         341,512    76.80       52.61
------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR Loans                756         195,485,417     58.19      6.890       633         258,579    81.17       52.71
------------------------------------------------------------------------------------------------------------------------------
3/27 LIBOR Loans                 30           7,956,239      2.37      6.787       647         265,208    84.77       45.86
------------------------------------------------------------------------------------------------------------------------------
5/25 LIBOR Loans                 74          24,553,738      7.31      6.240       670         331,807    78.93       63.44
------------------------------------------------------------------------------------------------------------------------------
Balloon Loans                   462          39,791,917     11.84     10.239       671          86,130    98.58       46.48
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,610       $ 335,959,220    100.00%     7.186%      648     $   208,670    82.62%      54.10%
------------------------------------------------------------------------------------------------------------------------------

ADJUSTMENT TYPE

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
                            NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
ADJUSTMENT TYPE          MORTGAGE LOANS    OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV         DOC
------------------------------------------------------------------------------------------------------------------------------
ARM                             865       $ 229,702,952     68.37%    6.815%       637     $   265,553    81.02%      53.62%
------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                      745         106,256,267     31.63     7.988        672         142,626    86.08       55.13
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,610       $ 335,959,220    100.00%    7.186%       648     $   208,670    82.62%      54.10%
------------------------------------------------------------------------------------------------------------------------------

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC1
                          GROUP B COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
                            NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
GEOGRAPHIC DISTRIBUTION  MORTGAGE LOANS    OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV         DOC
------------------------------------------------------------------------------------------------------------------------------
Arizona                         48        $   9,733,784     2.90%      7.576%     638      $   202,787     85.77%     41.85%
------------------------------------------------------------------------------------------------------------------------------
Arkansas                         5              347,194     0.10       7.964      637           69,439     90.88      63.53
------------------------------------------------------------------------------------------------------------------------------
California                     903          227,581,200    67.74       6.957      658          252,028     82.42      51.67
------------------------------------------------------------------------------------------------------------------------------
Colorado                        26            4,246,126     1.26       7.367      634          163,313     83.53      59.23
------------------------------------------------------------------------------------------------------------------------------
Connecticut                      5            1,292,116     0.38       7.541      670          258,423     85.13      93.04
------------------------------------------------------------------------------------------------------------------------------
Delaware                         2              552,050     0.16       6.786      649          276,025     81.43      28.56
------------------------------------------------------------------------------------------------------------------------------
District of Columbia             4              998,343     0.30       7.309      632          249,586     81.13      79.82
------------------------------------------------------------------------------------------------------------------------------
Florida                         41            5,886,642     1.75       7.962      640          143,577     83.70      24.14
------------------------------------------------------------------------------------------------------------------------------
Georgia                         12            1,985,925     0.59       8.046      632          165,494     85.28      29.68
------------------------------------------------------------------------------------------------------------------------------
Idaho                            2              187,585     0.06       8.617      678           93,793     96.98      58.48
------------------------------------------------------------------------------------------------------------------------------
Illinois                        16            3,368,206     1.00       7.156      641          210,513     85.50      59.13
------------------------------------------------------------------------------------------------------------------------------
Indiana                         18            1,517,239     0.45       7.942      582           84,291     87.63      83.88
------------------------------------------------------------------------------------------------------------------------------
Iowa                             2              143,481     0.04       8.517      615           71,740     88.73     100.00
------------------------------------------------------------------------------------------------------------------------------
Kansas                           3              203,862     0.06       8.519      581           67,954     82.41       7.74
------------------------------------------------------------------------------------------------------------------------------
Kentucky                         4              313,664     0.09       8.333      581           78,416     74.99     100.00
------------------------------------------------------------------------------------------------------------------------------
Louisiana                       52            3,331,869     0.99       8.791      575           64,074     84.45      84.60
------------------------------------------------------------------------------------------------------------------------------
Maine                            3              363,573     0.11       6.503      662          121,191     84.41      62.32
------------------------------------------------------------------------------------------------------------------------------
Maryland                        37            6,282,701     1.87       7.573      637          169,803     83.08      64.21
------------------------------------------------------------------------------------------------------------------------------
Massachusetts                   10            2,370,821     0.71       7.610      646          237,082     77.94      54.99
------------------------------------------------------------------------------------------------------------------------------
Michigan                        28            2,381,766     0.71       9.195      573           85,063     82.73      86.50
------------------------------------------------------------------------------------------------------------------------------
Minnesota                        4            1,014,159     0.30       7.707      567          253,540     87.78      86.20
------------------------------------------------------------------------------------------------------------------------------
Mississippi                     11              847,674     0.25       8.023      587           77,061     85.43     100.00
------------------------------------------------------------------------------------------------------------------------------
Missouri                         6              381,947     0.11       9.104      544           63,658     81.51     100.00
------------------------------------------------------------------------------------------------------------------------------
Montana                          6            1,766,874     0.53       7.401      623          294,479     85.33      74.64
------------------------------------------------------------------------------------------------------------------------------
Nevada                          19            3,155,837     0.94       7.623      654          166,097     84.82      55.52
------------------------------------------------------------------------------------------------------------------------------
New Hampshire                    5              952,477     0.28       7.114      648          190,495     84.46      50.03
------------------------------------------------------------------------------------------------------------------------------
New Jersey                      21            5,879,147     1.75       7.074      621          279,959     77.06      60.26
------------------------------------------------------------------------------------------------------------------------------
New Mexico                       2              123,576     0.04       8.188      597           61,788     75.30     100.00
------------------------------------------------------------------------------------------------------------------------------
New York                        45           13,977,139     4.16       7.054      657          310,603     79.74      49.26
------------------------------------------------------------------------------------------------------------------------------
North Carolina                   7            1,054,844     0.31       8.893      591          150,692     86.25      56.07
------------------------------------------------------------------------------------------------------------------------------
Ohio                            31            2,625,855     0.78       8.339      583           84,705     85.92      79.63
------------------------------------------------------------------------------------------------------------------------------
Oklahoma                        11              638,612     0.19       8.631      597           58,056     87.25      92.92
------------------------------------------------------------------------------------------------------------------------------
Oregon                           2              220,466     0.07       9.236      580          110,233     88.55      50.77
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                    59            5,837,967     1.74       7.989      595           98,949     83.43      80.95
------------------------------------------------------------------------------------------------------------------------------
South Carolina                   6              941,736     0.28       7.416      612          156,956     78.48      36.87
------------------------------------------------------------------------------------------------------------------------------
Tennessee                       30            3,641,575     1.08       8.391      599          121,386     89.49      65.72
------------------------------------------------------------------------------------------------------------------------------
Texas                           26            2,558,636     0.76       7.635      644           98,409     82.23      36.27
------------------------------------------------------------------------------------------------------------------------------
Utah                             5            1,441,679     0.43       7.621      623          288,336     81.02     100.00
------------------------------------------------------------------------------------------------------------------------------
Virginia                        59           11,360,016     3.38       7.624      638          192,543     84.77      59.98
------------------------------------------------------------------------------------------------------------------------------
Washington                      15            2,744,625     0.82       7.377      606          182,975     71.52      58.41
------------------------------------------------------------------------------------------------------------------------------
West Virginia                    3              135,716     0.04       9.949      580           45,239     82.64     100.00
------------------------------------------------------------------------------------------------------------------------------
Wisconsin                       15            1,552,143     0.46       7.722      604          103,476     81.33      57.12
------------------------------------------------------------------------------------------------------------------------------
Wyoming                          1               18,373     0.01      10.875      617           18,373    100.00     100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,610        $ 335,959,220   100.00%      7.186%     648      $   208,670     82.62%     54.10%
------------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.95% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-WMC1
                                GROUP B COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                             AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     FULL OR
RANGE OF ORIGINAL           NUMBER OF         BALANCE      MORTGAGE     AVERAGE    CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
LOAN-TO-VALUE RATIOS     MORTGAGE LOANS     OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING      LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                 23          $  3,821,391        1.14%      6.395%     668       $166,147        42.50%     86.20%
-------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%               11             3,236,254        0.96       6.239      643        294,205        52.52      27.88
-------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%               16             4,929,744        1.47       6.694      607        308,109        58.53      50.44
-------------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%               29             8,753,475        2.61       6.412      646        301,844        62.26      51.67
-------------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%               55            13,696,266        4.08       6.802      633        249,023        68.69      32.07
-------------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%               81            20,877,389        6.21       6.728      642        257,746        73.86      38.17
-------------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%              493           144,751,437       43.09       6.415      663        293,613        79.64      50.02
-------------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%              125            26,728,178        7.96       7.423      600        213,825        84.18      68.31
-------------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%              191            39,632,241       11.80       7.363      630        207,499        89.35      64.15
-------------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%              158            30,286,823        9.02       7.924      634        191,689        94.69      70.31
-------------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%             428            39,246,022       11.68       9.889      671         91,696        99.94      52.99
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      1,610          $335,959,220      100.00%      7.186%     648       $208,670        82.62%     54.10%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 20.33% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 11.98% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.59%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.92%.

LOAN PURPOSE

----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE      PRINCIPAL     AVERAGE     FULL OR
                            NUMBER OF         BALANCE      MORTGAGE     AVERAGE    CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
LOAN PURPOSE             MORTGAGE LOANS     OUTSTANDING      POOL        COUPON    SCORE      OUTSTANDING     LTV          DOC
----------------------------------------------------------------------------------------------------------------------------------
Purchase                      796          $159,011,235     47.33%       7.251%     668       $ 199,763      84.88%        47.72%
--------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout           649           143,281,024     42.65        7.115      629         220,772      80.21         60.01
--------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term         165            33,666,961     10.02        7.185      637         204,042      82.21         59.06
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      1,610          $335,959,220    100.00%       7.186%     648       $ 208,670      82.62%        54.10%
--------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     FULL OR
                            NUMBER OF         BALANCE      MORTGAGE     AVERAGE    CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
PROPERTY TYPE            MORTGAGE LOANS     OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING      LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
Single Family Detached       1,239         $250,896,443     74.68%       7.189%      647      $ 202,499       82.65%      54.51%
-------------------------------------------------------------------------------------------------------------------------------
Townhouse                        1               39,880      0.01        8.615       608         39,880       88.89      100.00
-------------------------------------------------------------------------------------------------------------------------------
Condominium                     90           17,761,403      5.29        7.183       647        197,349       82.41       66.77
-------------------------------------------------------------------------------------------------------------------------------
Two- to Four-Family             55           10,901,113      3.24        7.292       692        198,202       81.54       32.98
-------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing             6              603,480      0.18        8.415       547        100,580       64.95       29.86
-------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development       219           55,756,900     16.60        7.138       648        254,598       82.96       52.58
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,610         $335,959,220    100.00%       7.186%      648      $ 208,670       82.62%      54.10%
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-WMC1
                                GROUP B COLLATERAL SUMMARY

DOCUMENTATION

                                              AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                              PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE      PRINCIPAL     AVERAGE     FULL OR
                              NUMBER OF        BALANCE      MORTGAGE     AVERAGE    CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
DOCUMENTATION              MORTGAGE LOANS    OUTSTANDING      POOL        COUPON    SCORE      OUTSTANDING     LTV          DOC
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation             855          $160,733,396      47.84%      7.176%      635      $ 187,992      83.50%       100.00%
---------------------------------------------------------------------------------------------------------------------------------
Streamlined Documentation      373            73,377,714      21.84       7.524       677        196,723      84.87          0.00
---------------------------------------------------------------------------------------------------------------------------------
Stated Documentation           189            49,617,579      14.77       6.704       658        262,527      75.67          0.00
---------------------------------------------------------------------------------------------------------------------------------
Full/Alt Documentation          72            21,009,616       6.25       7.170       638        291,800      83.69        100.00
---------------------------------------------------------------------------------------------------------------------------------
Limited Documentation           73            20,018,713       5.96       7.265       638        274,229      84.49          0.00
---------------------------------------------------------------------------------------------------------------------------------
Lite Documentation              48            11,202,201       3.33       7.140       646        233,379      80.71          0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,610          $335,959,220     100.00%      7.186%      648      $ 208,670      82.62%        54.10%
---------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE      PRINCIPAL     AVERAGE     FULL OR
                            NUMBER OF         BALANCE      MORTGAGE     AVERAGE    CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
OCCUPANCY                MORTGAGE LOANS     OUTSTANDING      POOL        COUPON    SCORE      OUTSTANDING     LTV          DOC
----------------------------------------------------------------------------------------------------------------------------------
Primary                      1,526         $320,528,084     95.41%        7.180%    647       $ 210,045      82.85%       54.83%
-------------------------------------------------------------------------------------------------------------------------------
Investment                      60            9,190,912      2.74         7.449     659         153,182      78.84        52.74
-------------------------------------------------------------------------------------------------------------------------------
Second Home                     24            6,240,223      1.86         7.135     675         260,009      76.45        18.28
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,610         $335,959,220    100.00%        7.186%    648       $ 208,670      82.62%       54.10%
-------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE      PRINCIPAL     AVERAGE     FULL OR
MORTGAGE LOAN AGE          NUMBER OF          BALANCE      MORTGAGE     AVERAGE    CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
(MONTHS)                 MORTGAGE LOANS     OUTSTANDING      POOL        COUPON    SCORE      OUTSTANDING     LTV          DOC
----------------------------------------------------------------------------------------------------------------------------------
3                                1         $    103,915      0.03%       12.250%    716       $  103,915     100.00%        0.00%
--------------------------------------------------------------------------------------------------------------------------------
4                              564          125,936,328     37.49         6.985     662          223,291      82.21        52.38
--------------------------------------------------------------------------------------------------------------------------------
5                              875          174,711,659     52.00         7.284     642          199,670      83.06        54.87
--------------------------------------------------------------------------------------------------------------------------------
6                              156           32,027,887      9.53         7.397     633          205,307      82.13        54.50
--------------------------------------------------------------------------------------------------------------------------------
7                                9            2,358,942      0.70         7.339     636          262,105      79.26        78.67
--------------------------------------------------------------------------------------------------------------------------------
8                                3              563,602      0.17         7.674     615          187,867      84.80        78.59
--------------------------------------------------------------------------------------------------------------------------------
9                                2              256,887      0.08         8.554     596          128,444      66.06        63.16
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,610         $335,959,220    100.00%        7.186%    648       $  208,670      82.62%       54.10%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-WMC1
                                GROUP B COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE      PRINCIPAL     AVERAGE     FULL OR
ORIGINAL PREPAYMENT         NUMBER OF         BALANCE      MORTGAGE      AVERAGE   CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
PENALTY TERM             MORTGAGE LOANS     OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING      LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
None                           260         $ 51,702,051     15.39%       7.684%     654       $   198,854    83.99%        44.48%
--------------------------------------------------------------------------------------------------------------------------------
12 Months                       64           19,964,891      5.94        6.983      660           311,951    79.01         50.38
--------------------------------------------------------------------------------------------------------------------------------
24 Months                      848          180,846,630     53.83        7.117      636           213,263    82.81         55.53
--------------------------------------------------------------------------------------------------------------------------------
36 Months                      437           83,368,885     24.82        7.074      670           190,775    82.24         57.80
--------------------------------------------------------------------------------------------------------------------------------
60 Months                        1               76,762      0.02        9.375      524            76,762    70.00        100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,610         $335,959,220    100.00%       7.186%     648       $   208,670    82.62%        54.10%
--------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE      PRINCIPAL     AVERAGE     FULL OR
                            NUMBER OF         BALANCE      MORTGAGE      AVERAGE   CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES   MORTGAGE LOANS     OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING      LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
500 to 500                       6         $    849,553       0.25%      8.692%     500       $   141,592    78.05%       74.76%
-------------------------------------------------------------------------------------------------------------------------------
501 to 525                      84           13,227,811       3.94       8.249      515           157,474    76.38        79.03
-------------------------------------------------------------------------------------------------------------------------------
526 to 550                      81           12,889,310       3.84       8.351      538           159,127    79.92        82.61
-------------------------------------------------------------------------------------------------------------------------------
551 to 575                      99           16,282,612       4.85       7.853      563           164,471    84.24        80.27
-------------------------------------------------------------------------------------------------------------------------------
576 to 600                     171           30,007,818       8.93       7.578      589           175,484    82.64        68.28
-------------------------------------------------------------------------------------------------------------------------------
601 to 625                     195           39,872,312      11.87       7.412      614           204,473    82.91        64.76
-------------------------------------------------------------------------------------------------------------------------------
626 to 650                     282           57,991,946      17.26       7.242      638           205,645    83.94        54.34
-------------------------------------------------------------------------------------------------------------------------------
651 to 675                     252           59,035,992      17.57       7.020      664           234,270    83.54        34.39
-------------------------------------------------------------------------------------------------------------------------------
676 to 700                     171           38,331,223      11.41       6.907      688           224,159    83.17        39.43
-------------------------------------------------------------------------------------------------------------------------------
701 to 725                     120           28,738,273       8.55       6.668      713           239,486    83.38        50.75
-------------------------------------------------------------------------------------------------------------------------------
726 to 750                      79           19,912,780       5.93       6.468      738           252,061    81.24        46.53
-------------------------------------------------------------------------------------------------------------------------------
751 to 775                      46           12,039,952       3.58       6.363      763           261,738    82.17        46.03
-------------------------------------------------------------------------------------------------------------------------------
776 to 800                      22            6,022,968       1.79       6.384      785           273,771    73.30        65.79
-------------------------------------------------------------------------------------------------------------------------------
801 to 804                       2              756,670       0.23       6.161      803           378,335    80.00        45.22
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,610         $335,959,220     100.00%      7.186%     648       $   208,670    82.62%       54.10%
-------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 804 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 648.

--------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-WMC1
                                GROUP B COLLATERAL SUMMARY

CREDIT GRADE

                                             AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE      PRINCIPAL     AVERAGE     FULL OR
                            NUMBER OF         BALANCE      MORTGAGE      AVERAGE   CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
CREDIT GRADE             MORTGAGE LOANS     OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING      LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
AA                            784          $184,363,907     54.88%       6.826%     692       $   235,158    83.01%       43.17%
-------------------------------------------------------------------------------------------------------------------------------
A                             371            76,777,671     22.85        7.339      628           206,948    83.14        60.89
-------------------------------------------------------------------------------------------------------------------------------
A-                            151            24,807,024      7.38        7.699      592           164,285    82.53        67.26
-------------------------------------------------------------------------------------------------------------------------------
B+                            110            19,587,506      5.83        7.672      566           178,068    84.43        72.55
-------------------------------------------------------------------------------------------------------------------------------
B                             175            27,289,365      8.12        8.200      535           155,939    78.21        78.77
-------------------------------------------------------------------------------------------------------------------------------
C                              19             3,133,748      0.93        8.711      551           164,934    74.56        96.35
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      1,610          $335,959,220    100.00%       7.186%     648       $   208,670    82.62%       54.10%
-------------------------------------------------------------------------------------------------------------------------------

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE      PRINCIPAL     AVERAGE     FULL OR
                            NUMBER OF         BALANCE      MORTGAGE      AVERAGE   CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
RANGE OF GROSS MARGINS   MORTGAGE LOANS     OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING      LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
0.501% to 1.000%                1          $    573,300      0.25%       5.875%     728       $   573,300    80.00%         100.00%
----------------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%                1               548,650      0.24        4.990      700           548,650    70.77            0.00
----------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%                7             2,497,202      1.09        5.721      687           356,743    74.70           29.12
----------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%              110            42,149,269     18.35        5.891      673           383,175    78.26           59.76
----------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%              142            47,032,658     20.48        6.186      656           331,216    78.68           51.65
----------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%              166            51,829,716     22.56        6.603      643           312,227    79.77           42.53
----------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%              139            34,670,253     15.09        7.229      621           249,426    81.84           51.97
----------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%               95            19,252,000      8.38        7.527      599           202,653    86.32           64.43
----------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%               54             9,717,337      4.23        8.044      596           179,951    87.28           54.70
----------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%              123            17,869,494      7.78        8.818      582           145,280    87.33           69.43
----------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%               12             1,736,785      0.76        9.026      558           144,732    82.67           82.87
----------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%               13             1,722,975      0.75        9.066      580           132,537    83.81           37.37
----------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                2               103,313      0.04        9.505      663            51,657    92.83          100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        865          $229,702,952    100.00%       6.815%     637       $   265,553    81.02%          53.62%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 1.000% per annum to 9.375% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 5.917% per annum.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-WMC1
                                GROUP B COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)


                                             AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE      PRINCIPAL     AVERAGE     FULL OR
RANGE OF MAXIMUM            NUMBER OF         BALANCE      MORTGAGE      AVERAGE   CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
MORTAGE RATES            MORTGAGE LOANS     OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING      LTV         DOC
------------------------------------------------------------------------------------------------------------------------------------
12.000% or less                49          $ 20,353,007      8.86%        5.306%     689       $  415,367    78.66%        58.94%
--------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%            125            48,207,273     20.99         5.851      681          385,658    78.74         47.06
--------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%            124            40,318,222     17.55         6.341      649          325,147    79.72         49.73
--------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%            139            44,658,279     19.44         6.829      630          321,283    79.87         44.40
--------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%            108            25,915,122     11.28         7.348      616          239,955    82.66         52.35
--------------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%             96            20,153,244      8.77         7.808      602          209,930    85.70         70.50
--------------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%             82            13,607,227      5.92         8.340      572          165,942    85.11         62.31
--------------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%             63             6,870,550      2.99         8.808      571          109,056    84.88         78.30
--------------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%             34             4,809,824      2.09         9.394      574          141,465    85.69         58.45
--------------------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%             30             3,369,787      1.47         9.855      547          112,326    84.87         92.31
--------------------------------------------------------------------------------------------------------------------------------
16.501% to 17.000%              8               732,981      0.32         9.725      575           91,623    88.43         54.75
--------------------------------------------------------------------------------------------------------------------------------
17.001% to 17.500%              5               499,304      0.22        10.325      545           99,861    81.83         87.40
--------------------------------------------------------------------------------------------------------------------------------
17.501% to 18.000%              2               208,132      0.09        11.126      517          104,066    87.84        100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        865          $229,702,952    100.00%        6.815%     637       $  265,553    81.02%        53.62%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.740% per annum to 17.626% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.316% per annum.

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

---------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE      PRINCIPAL     AVERAGE     FULL OR
                            NUMBER OF         BALANCE      MORTGAGE      AVERAGE   CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
NEXT ADJUSTMENT DATE     MORTGAGE LOANS     OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING      LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
February 2004                  2           $    470,454       0.20%        7.584%    673       $235,227       81.72%        0.00%
--------------------------------------------------------------------------------------------------------------------------------
March 2004                     1                338,790       0.15         6.625     576        338,790       66.02         0.00
--------------------------------------------------------------------------------------------------------------------------------
July 2004                      2                898,314       0.39         6.216     636        449,157       78.29       100.00
--------------------------------------------------------------------------------------------------------------------------------
May 2005                       1                344,375       0.15         7.750     615        344,375       85.00       100.00
--------------------------------------------------------------------------------------------------------------------------------
June 2005                      3              1,100,713       0.48         6.588     615        366,904       76.70        94.50
--------------------------------------------------------------------------------------------------------------------------------
July 2005                     77             20,180,857       8.79         7.005     628        262,089       80.86        49.21
--------------------------------------------------------------------------------------------------------------------------------
August 2005                  431            106,528,985      46.38         6.957     630        247,167       81.21        52.83
--------------------------------------------------------------------------------------------------------------------------------
September 2005               244             67,330,488      29.31         6.750     638        275,945       81.24        52.64
--------------------------------------------------------------------------------------------------------------------------------
July 2006                      3              1,004,335       0.44         7.532     592        334,778       90.33        60.01
--------------------------------------------------------------------------------------------------------------------------------
August 2006                   14              3,949,250       1.72         6.483     650        282,089       83.15        56.16
--------------------------------------------------------------------------------------------------------------------------------
September 2006                13              3,002,654       1.31         6.936     662        230,973       85.03        27.60
--------------------------------------------------------------------------------------------------------------------------------
June 2008                      1                351,890       0.15         7.670     695        351,890       90.00       100.00
--------------------------------------------------------------------------------------------------------------------------------
July 2008                      8              1,912,977       0.83         7.081     623        239,122       74.03        45.80
--------------------------------------------------------------------------------------------------------------------------------
August 2008                   35             11,664,176       5.08         6.266     649        333,262       78.37        71.93
--------------------------------------------------------------------------------------------------------------------------------
September 2008                30             10,624,696       4.63         6.012     700        354,157       80.07        56.09
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       865           $229,702,952     100.00%        6.815%    637       $265,553       81.02%       53.62%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC1


GROUP A ASSUMED MORTGAGE POOLS
GROUP A FIXED RATE MORTGAGE LOANS

                                                                                                                          ORIGINAL
                                                                 ORIGINAL     REMAINING      ORIGINAL       REMAINING     MONTHS TO
                                   NET    ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
                      MORTGAGE  MORTGAGE    TERM       TERM        TERM          TERM          TERM            TERM        PENALTY
 CURRENT BALANCE($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)      (MONTHS)        (MONTHS)     EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
    118,488.61          7.125     6.605      180       176         360           356            0               0             36
------------------------------------------------------------------------------------------------------------------------------------
    125,451.47          6.750     6.230      300       295         360           355            0               0             36
------------------------------------------------------------------------------------------------------------------------------------
  1,668,701.42          6.619     6.099      180       175         180           175            0               0              0
------------------------------------------------------------------------------------------------------------------------------------
    278,511.59          5.850     5.330      180       173         180           173            0               0             12
------------------------------------------------------------------------------------------------------------------------------------
    119,559.20          6.990     6.470      180       175         180           175            0               0             24
------------------------------------------------------------------------------------------------------------------------------------
  3,311,015.08          7.180     6.660      180       175         180           175            0               0             36
------------------------------------------------------------------------------------------------------------------------------------
    178,445.53          6.500     5.980      240       236         240           236            0               0              0
------------------------------------------------------------------------------------------------------------------------------------
    352,361.32          5.902     5.382      240       235         240           235            0               0             12
------------------------------------------------------------------------------------------------------------------------------------
    258,266.62          6.399     5.879      240       235         240           235            0               0             36
------------------------------------------------------------------------------------------------------------------------------------
 13,579,289.64          6.974     6.454      360       355         360           355            0               0              0
------------------------------------------------------------------------------------------------------------------------------------
    123,025.85          7.500     6.980      360       356         360           356            0               0              6
------------------------------------------------------------------------------------------------------------------------------------
  9,336,621.43          6.798     6.278      360       355         360           355            0               0             12
------------------------------------------------------------------------------------------------------------------------------------
  6,862,230.80          6.935     6.415      360       355         360           355            0               0             24
------------------------------------------------------------------------------------------------------------------------------------
 67,360,802.58          6.687     6.167      360       355         360           355            0               0             36
------------------------------------------------------------------------------------------------------------------------------------
 10,687,823.95         11.084    10.564      180       175         360           355            0               0              0
------------------------------------------------------------------------------------------------------------------------------------
    582,516.78         10.418     9.898      180       175         360           355            0               0             12
------------------------------------------------------------------------------------------------------------------------------------
 13,324,746.36         10.315     9.795      180       175         360           355            0               0             24
------------------------------------------------------------------------------------------------------------------------------------
 11,553,933.90         10.442     9.922      180       175         360           355            0               0             36
------------------------------------------------------------------------------------------------------------------------------------
     47,670.53         11.250    10.730      240       235         360           355            0               0             24
------------------------------------------------------------------------------------------------------------------------------------
    204,171.75         11.334    10.814      180       176         180           176            0               0              0
------------------------------------------------------------------------------------------------------------------------------------
     44,197.60         10.875    10.355      180       176         180           176            0               0             24
------------------------------------------------------------------------------------------------------------------------------------
     17,643.34         12.625    12.105      180       176         180           176            0               0             36
------------------------------------------------------------------------------------------------------------------------------------
     43,642.92         11.750    11.230      360       354         360           354            0               0              0
------------------------------------------------------------------------------------------------------------------------------------
    101,631.95          9.638     9.118      360       355         360           355            0               0             36
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                               COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                               SERIES 2004-WMC1

                     GROUP A ADJUSTABLE RATE MORTGAGE LOANS

                                                                    ORIGINAL     REMAINING                  INITIAL
                                  NET      ORIGINAL   REMAINING  INTEREST-ONLY  INTEREST-ONLY                 RATE
                    MORTGAGE    MORTGAGE     TERM       TERM          TERM          TERM         GROSS       CHANGE
CURRENT BALANCE($)   RATE(%)    RATE(%)    (MONTHS)   (MONTHS)      (MONTHS)      (MONTHS)      MARGIN(%)     CAP(%)
--------------------------------------------------------------------------------------------------------------------
    569,266.70        7.028      6.508       360         356           0             0           5.423       1.000
------------------------------------------------------------------------------------------------------------------
 60,759,043.31        7.247      6.727       360         355           0             0           6.083       1.518
------------------------------------------------------------------------------------------------------------------
    178,964.99        9.164      8.644       360         355           0             0           6.286       1.500
------------------------------------------------------------------------------------------------------------------
 10,764,408.84        6.808      6.288       360         355           0             0           5.708       1.595
------------------------------------------------------------------------------------------------------------------
238,513,124.61        6.810      6.290       360         355           0             0           5.881       1.585
------------------------------------------------------------------------------------------------------------------
     78,033.26        7.990      7.470       360         355           0             0           7.000       1.500
------------------------------------------------------------------------------------------------------------------
  3,574,587.46        7.086      6.566       360         356           0             0           5.990       1.500
------------------------------------------------------------------------------------------------------------------
    555,179.75        5.883      5.363       360         355          24            19           5.209       3.000
------------------------------------------------------------------------------------------------------------------
    463,992.46        6.088      5.568       360         356          24            20           4.841       3.000
------------------------------------------------------------------------------------------------------------------
  6,204,097.88        5.887      5.367       360         355          24            19           5.285       3.000
------------------------------------------------------------------------------------------------------------------
    213,600.00        6.500      5.980       360         356          24            20           5.250       3.000
------------------------------------------------------------------------------------------------------------------
  3,335,013.99        6.762      6.242       360         355           0             0           5.817       3.000
------------------------------------------------------------------------------------------------------------------
    322,576.20        6.250      5.730       360         355           0             0           4.125       3.000
------------------------------------------------------------------------------------------------------------------
    650,378.06        5.818      5.298       360         355           0             0           5.272       3.000
------------------------------------------------------------------------------------------------------------------
 10,080,526.14        6.511      5.991       360         355           0             0           5.761       3.000
------------------------------------------------------------------------------------------------------------------
  3,713,104.63        6.514      5.994       360         355           0             0           5.462       3.000
------------------------------------------------------------------------------------------------------------------
    850,770.84        6.981      6.461       360         355           0             0           6.516       3.000
------------------------------------------------------------------------------------------------------------------
  2,238,235.93        6.138      5.618       360         356           0             0           5.438       3.000
------------------------------------------------------------------------------------------------------------------
 15,824,465.73        6.422      5.902       360         355           0             0           5.695       2.994
------------------------------------------------------------------------------------------------------------------
  1,926,572.45        6.322      5.802       360         356           60            56          5.623       5.000
------------------------------------------------------------------------------------------------------------------
    903,950.00        6.154      5.634       360         356           60            56          5.683       5.000
------------------------------------------------------------------------------------------------------------------

                                                                       NUMBER OF
                                                                        MONTHS                       ORIGINAL
                                                            RATE      UNTIL NEXT                     MONTHS TO
                                                           CHANGE        RATE                       PREPAYMENT
                      PERIODIC      MAXIMUM   MINIMUM    FREQUENCY    ADJUSTMENT                      PENALTY
CURRENT BALANCE($)     CAP(%)       RATE(%)   RATE(%)     (MONTHS)       DATE           INDEX       EXPIRATION
--------------------------------------------------------------------------------------------------------------
    569,266.70          1.000        13.528    7.028         6             2        6 Month LIBOR       24
----------------------------------------------------------------------------------------------------------
 60,759,043.31          1.000        13.739    7.239         6            19        6 Month LIBOR        0
----------------------------------------------------------------------------------------------------------
    178,964.99          1.000        15.664    9.164         6            19        6 Month LIBOR        6
----------------------------------------------------------------------------------------------------------
 10,764,408.84          1.000        13.308    6.808         6            19        6 Month LIBOR       12
----------------------------------------------------------------------------------------------------------
238,513,124.61          1.000        13.307    6.809         6            19        6 Month LIBOR       24
----------------------------------------------------------------------------------------------------------
     78,033.26          1.000        14.490    7.990         6            19        6 Month LIBOR       30
----------------------------------------------------------------------------------------------------------
  3,574,587.46          1.000        13.586    7.086         6            20        6 Month LIBOR       36
----------------------------------------------------------------------------------------------------------
    555,179.75          1.000        12.383    5.883         6            19        6 Month LIBOR        0
----------------------------------------------------------------------------------------------------------
    463,992.46          1.000        12.588    6.088         6            20        6 Month LIBOR       12
----------------------------------------------------------------------------------------------------------
  6,204,097.88          1.000        12.387    5.887         6            19        6 Month LIBOR       24
----------------------------------------------------------------------------------------------------------
    213,600.00          1.000        13.000    6.500         6            20        6 Month LIBOR       60
----------------------------------------------------------------------------------------------------------
  3,335,013.99          1.000        13.290    6.762         6            31        6 Month LIBOR        0
----------------------------------------------------------------------------------------------------------
    322,576.20          1.000        12.750    6.250         6            31        6 Month LIBOR       12
----------------------------------------------------------------------------------------------------------
    650,378.06          1.000        12.318    5.818         6            31        6 Month LIBOR       24
----------------------------------------------------------------------------------------------------------
 10,080,526.14          1.000        13.011    6.511         6            31        6 Month LIBOR       36
----------------------------------------------------------------------------------------------------------
  3,713,104.63          1.000        13.032    6.514         6            55        6 Month LIBOR        0
----------------------------------------------------------------------------------------------------------
    850,770.84          1.000        13.481    6.981         6            55        6 Month LIBOR       12
----------------------------------------------------------------------------------------------------------
  2,238,235.93          1.000        12.638    6.138         6            56        6 Month LIBOR       24
----------------------------------------------------------------------------------------------------------
 15,824,465.73          1.000        12.902    6.422         6            55        6 Month LIBOR       36
----------------------------------------------------------------------------------------------------------
  1,926,572.45          1.000        12.822    6.322         6            56        6 Month LIBOR       24
----------------------------------------------------------------------------------------------------------
    903,950.00          1.000        12.654    6.154         6            56        6 Month LIBOR       36
----------------------------------------------------------------------------------------------------------

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]             COMPUTATIONAL MATERIALS FOR
                                 MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                 SERIES 2004-WMC1

                         GROUP B ASSUMED MORTGAGE POOLS

                        GROUP B FIXED RATE MORTGAGE LOAN

                                                                                                                           ORIGINAL
                                                                  ORIGINAL     REMAINING      ORIGINAL      REMAINING      MONTHS TO
                                 NET     ORIGINAL   REMAINING   AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
                    MORTGAGE   MORTGAGE    TERM       TERM          TERM          TERM          TERM          TERM         PENALTY
CURRENT BALANCE ($)  RATE(%)    RATE(%)  (MONTHS)   (MONTHS)      (MONTHS)      (MONTHS)       (MONTHS)      (MONTHS)     EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
    118,658.76       8.500     7.980      180         176          180           176            0              0              0
------------------------------------------------------------------------------------------------------------------------------------
    236,601.63       7.616     7.096      180         175          180           175            0              0             24
------------------------------------------------------------------------------------------------------------------------------------
  2,377,009.48       6.980     6.460      180         175          180           175            0              0             36
------------------------------------------------------------------------------------------------------------------------------------
    469,497.92       5.500     4.980      240         235          240           235            0              0             12
------------------------------------------------------------------------------------------------------------------------------------
  5,921,189.52       6.924     6.404      360         355          360           355            0              0              0
------------------------------------------------------------------------------------------------------------------------------------
  6,616,259.63       6.648     6.128      360         355          360           355            0              0             12
------------------------------------------------------------------------------------------------------------------------------------
  4,869,926.79       6.452     5.932      360         355          360           355            0              0             24
------------------------------------------------------------------------------------------------------------------------------------
 45,307,404.36       6.566     6.046      360         355          360           355            0              0             36
------------------------------------------------------------------------------------------------------------------------------------
     76,762.06       9.375     8.855      360         354          360           354            0              0             60
------------------------------------------------------------------------------------------------------------------------------------
  9,568,402.44      10.618    10.098      180         175          360           355            0              0              0
------------------------------------------------------------------------------------------------------------------------------------
  1,522,116.25      10.129     9.609      180         175          360           355            0              0             12
------------------------------------------------------------------------------------------------------------------------------------
 16,691,991.11      10.171     9.651      180         175          360           355            0              0             24
------------------------------------------------------------------------------------------------------------------------------------
 12,009,406.80      10.045     9.525      180         175          360           355            0              0             36
------------------------------------------------------------------------------------------------------------------------------------
    369,404.80       9.936     9.416      180         176          180           176            0              0              0
------------------------------------------------------------------------------------------------------------------------------------
     32,790.79      11.990    11.470      180         174          180           174            0              0             36
------------------------------------------------------------------------------------------------------------------------------------
     68,844.85      10.875    10.355      360         354          360           354            0              0             24
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]             COMPUTATIONAL MATERIALS FOR
                                 MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                 SERIES 2004-WMC1

                     GROUP B ADJUSTABLE RATE MORTGAGE LOANS

                                                                    ORIGINAL        REMAINING
                                  NET      ORIGINAL   REMAINING   INTEREST-ONLY   INTEREST-ONLY
                      MORTGAGE  MORTGAGE     TERM       TERM          TERM            TERM           GROSS
CURRENT BALANCE ($)    RATE(%)  RATE(%)    (MONTHS)    (MONTHS)     (MONTHS)        (MONTHS)       MARGIN(%)
------------------------------------------------------------------------------------------------------------
    389,730.09          7.500    6.980       360         355           0               0           5.875
------------------------------------------------------------------------------------------------------------
    398,314.00          7.900    7.380       360         354           0               0           6.750
------------------------------------------------------------------------------------------------------------
    338,790.12          6.625    6.105       360         356           0               0           5.750
------------------------------------------------------------------------------------------------------------
     80,724.07          7.990    7.470       360         355           0               0           6.000
------------------------------------------------------------------------------------------------------------
    500,000.00          4.875    4.355       360         354          60              54           4.875
------------------------------------------------------------------------------------------------------------
 30,807,953.43          7.037    6.517       360         355           0               0           5.974
------------------------------------------------------------------------------------------------------------
  8,331,322.43          6.889    6.369       360         355           0               0           5.791
------------------------------------------------------------------------------------------------------------
140,526,876.74          6.919    6.399       360         355           0               0           6.042
------------------------------------------------------------------------------------------------------------
  2,181,644.89          7.505    6.985       360         355           0               0           6.205
------------------------------------------------------------------------------------------------------------
  1,815,855.97          6.546    6.026       360         355          24              19           5.093
------------------------------------------------------------------------------------------------------------
  1,281,600.00          6.156    5.636       360         355          24              19           5.296
------------------------------------------------------------------------------------------------------------
 10,540,163.04          6.095    5.575       360         355          24              19           5.147
------------------------------------------------------------------------------------------------------------
    565,512.65          6.427    5.907       360         356           0               0           5.657
------------------------------------------------------------------------------------------------------------
     95,561.32          6.500    5.980       360         355           0               0           6.000
------------------------------------------------------------------------------------------------------------
    472,069.06          5.500    4.980       360         355           0               0           5.500
------------------------------------------------------------------------------------------------------------
  6,823,096.36          6.909    6.389       360         355           0               0           6.138
------------------------------------------------------------------------------------------------------------
    916,593.21          6.832    6.312       360         355           0               0           4.808
------------------------------------------------------------------------------------------------------------
    497,499.88          6.990    6.470       360         354           0               0           6.500
------------------------------------------------------------------------------------------------------------
  2,310,983.18          6.051    5.531       360         356           0               0           4.963
------------------------------------------------------------------------------------------------------------
 13,193,972.43          6.323    5.803       360         355           0               0           5.602
------------------------------------------------------------------------------------------------------------
  1,228,750.00          6.901    6.381       360         355          60              55           6.192
------------------------------------------------------------------------------------------------------------
    752,720.00          6.500    5.980       360         355          60              55           5.542
------------------------------------------------------------------------------------------------------------
  4,790,383.36          5.862    5.342       360         355          60              55           5.629
------------------------------------------------------------------------------------------------------------
    862,836.21          5.337    4.817       360         356          60              56           4.679
------------------------------------------------------------------------------------------------------------

                                                                             NUMBER OF
                                                                               MONTHS                       ORIGINAL
                       INITIAL                                     RATE     UNTIL NEXT                     MONTHS TO
                        RATE                                      CHANGE       RATE                       PREPAYMENT
                       CHANGE    PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                      PENALTY
 CURRENT BALANCE ($)    CAP(%)    CAP(%)    RATE(%)   RATE(%)    (MONTHS)      DATE         INDEX         EXPIRATION
--------------------------------------------------------------------------------------------------------------------
    389,730.09          1.000       1.000     14.000    7.500        6            1      6 Month LIBOR        0
--------------------------------------------------------------------------------------------------------------------
    398,314.00          3.000       1.000     14.900    7.900        6            6      6 Month LIBOR       12
--------------------------------------------------------------------------------------------------------------------
    338,790.12          1.000       1.000     13.125    6.625        6            2      6 Month LIBOR       24
--------------------------------------------------------------------------------------------------------------------
     80,724.07          1.000       1.000     14.490    7.990        6            1      6 Month LIBOR       36
--------------------------------------------------------------------------------------------------------------------
    500,000.00          5.000       1.000     11.375    4.875        6            6      6 Month LIBOR       36
--------------------------------------------------------------------------------------------------------------------
 30,807,953.43          1.508       1.000     13.524    7.032        6           19      6 Month LIBOR        0
--------------------------------------------------------------------------------------------------------------------
  8,331,322.43          1.565       1.000     13.389    6.889        6           19      6 Month LIBOR       12
--------------------------------------------------------------------------------------------------------------------
140,526,876.74          1.587       1.000     13.423    6.914        6           19      6 Month LIBOR       24
--------------------------------------------------------------------------------------------------------------------
  2,181,644.89          1.454       1.000     14.097    7.505        6           19      6 Month LIBOR       36
--------------------------------------------------------------------------------------------------------------------
  1,815,855.97          3.000       1.000     13.046    6.546        6           19      6 Month LIBOR        0
--------------------------------------------------------------------------------------------------------------------
  1,281,600.00          3.000       1.000     12.656    6.156        6           19      6 Month LIBOR       12
--------------------------------------------------------------------------------------------------------------------
 10,540,163.04          3.000       1.000     12.595    6.095        6           19      6 Month LIBOR       24
--------------------------------------------------------------------------------------------------------------------
    565,512.65          3.000       1.000     12.927    6.427        6           32      6 Month LIBOR        0
--------------------------------------------------------------------------------------------------------------------
     95,561.32          3.000       1.000     13.000    6.500        6           31      6 Month LIBOR       12
--------------------------------------------------------------------------------------------------------------------
    472,069.06          3.000       1.000     12.000    5.500        6           31      6 Month LIBOR       24
--------------------------------------------------------------------------------------------------------------------
  6,823,096.36          3.000       1.000     13.409    6.909        6           31      6 Month LIBOR       36
--------------------------------------------------------------------------------------------------------------------
    916,593.21          3.000       1.000     13.332    6.832        6           55      6 Month LIBOR        0
--------------------------------------------------------------------------------------------------------------------
    497,499.88          3.000       1.000     13.490    6.990        6           54      6 Month LIBOR       12
--------------------------------------------------------------------------------------------------------------------
  2,310,983.18          3.000       1.000     12.551    6.051        6           56      6 Month LIBOR       24
--------------------------------------------------------------------------------------------------------------------
 13,193,972.43          2.977       1.000     12.799    6.323        6           55      6 Month LIBOR       36
--------------------------------------------------------------------------------------------------------------------
  1,228,750.00          5.000       1.000     13.401    6.901        6           55      6 Month LIBOR        0
--------------------------------------------------------------------------------------------------------------------
    752,720.00          5.000       1.000     13.000    6.500        6           55      6 Month LIBOR       12
--------------------------------------------------------------------------------------------------------------------
  4,790,383.36          5.000       1.000     12.362    5.862        6           55      6 Month LIBOR       24
--------------------------------------------------------------------------------------------------------------------
    862,836.21          4.131       1.000     11.837    5.337        6           56      6 Month LIBOR       36
--------------------------------------------------------------------------------------------------------------------

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-WMC1

                            ONE MONTH LIBOR CAP TABLE

 BEGINNING              ENDING                NOTIONAL             1ML STRIKE          1ML STRIKE
  ACCRUAL              ACCRUAL                 BALANCE            LOWER COLLAR         UPPER COLLAR
                                                ($)                   (%)                  (%)
----------------------------------------------------------------------------------------------------
    2/6/2004           2/25/2004            837,959,863.08            6.239              8.880
 ----------------------------------------------------------------------------------------------
   2/25/2004           3/25/2004            818,698,262.96            6.243              8.880
 ----------------------------------------------------------------------------------------------
   3/25/2004           4/25/2004            799,460,606.20            6.248              8.880
 ----------------------------------------------------------------------------------------------
   4/25/2004           5/25/2004            780,241,909.54            6.250              8.880
 ----------------------------------------------------------------------------------------------
   5/25/2004           6/25/2004            761,040,196.86            6.253              8.880
 ----------------------------------------------------------------------------------------------
   6/25/2004           7/25/2004            741,856,214.18            6.255              8.880
 ----------------------------------------------------------------------------------------------
   7/25/2004           8/25/2004            723,161,387.20            6.261              8.880
 ----------------------------------------------------------------------------------------------
   8/25/2004           9/25/2004            704,945,283.16            6.264              8.880
 ----------------------------------------------------------------------------------------------
   9/25/2004          10/25/2004            687,195,396.37            6.267              8.880
 ----------------------------------------------------------------------------------------------
  10/25/2004          11/25/2004            669,899,667.93            6.269              8.880
 ----------------------------------------------------------------------------------------------
  11/25/2004          12/25/2004            653,046,210.14            6.271              8.880
 ----------------------------------------------------------------------------------------------
  12/25/2004           1/25/2005            636,623,544.63            6.273              8.880
 ----------------------------------------------------------------------------------------------
   1/25/2005           2/25/2005            620,620,494.57            6.276              8.880
 ----------------------------------------------------------------------------------------------
   2/25/2005           3/25/2005            605,026,198.96            6.279              8.880
 ----------------------------------------------------------------------------------------------
   3/25/2005           4/25/2005            589,830,069.45            6.282              8.880
 ----------------------------------------------------------------------------------------------
   4/25/2005           5/25/2005            575,021,821.63            6.284              8.880
 ----------------------------------------------------------------------------------------------
   5/25/2005           6/25/2005            560,591,334.47            6.286              8.880
 ----------------------------------------------------------------------------------------------
   6/25/2005           7/25/2005            546,528,823.29            6.289              8.880
 ----------------------------------------------------------------------------------------------
   7/25/2005           8/25/2005            532,824,760.06            6.291              8.880
 ----------------------------------------------------------------------------------------------
   8/25/2005           9/25/2005            519,469,882.90            7.234              8.880
 ----------------------------------------------------------------------------------------------
   9/25/2005          10/25/2005            506,516,498.88            7.243              8.880
 ----------------------------------------------------------------------------------------------
  10/25/2005          11/25/2005            493,891,469.86            7.242              8.880
 ----------------------------------------------------------------------------------------------
  11/25/2005          12/25/2005            481,586,076.94            7.242              8.880
 ----------------------------------------------------------------------------------------------
  12/25/2005           1/25/2006            469,592,100.32            7.241              8.880
 ----------------------------------------------------------------------------------------------
   1/25/2006           2/25/2006            457,901,534.36            7.241              8.880
 ----------------------------------------------------------------------------------------------
   2/25/2006           3/25/2006            446,506,594.01            7.808              8.880
 ----------------------------------------------------------------------------------------------
   3/25/2006           4/25/2006            435,431,768.02            7.811              8.880
 ----------------------------------------------------------------------------------------------
   4/25/2006           5/25/2006            424,636,215.81            7.809              8.880
 ----------------------------------------------------------------------------------------------
   5/25/2006           6/25/2006            414,112,492.07            7.807              8.880
 ----------------------------------------------------------------------------------------------
   6/25/2006           7/25/2006            403,853,641.30            7.805              8.880
 ----------------------------------------------------------------------------------------------
   7/25/2006           8/25/2006            393,852,888.49            7.803              8.880
 ----------------------------------------------------------------------------------------------
   8/25/2006           9/25/2006            384,103,643.20            8.429              8.880
 ----------------------------------------------------------------------------------------------
   9/25/2006          10/25/2006            374,627,232.22            8.432              8.880
 ----------------------------------------------------------------------------------------------
  10/25/2006          11/25/2006            365,388,547.00            8.428              8.880
 ----------------------------------------------------------------------------------------------
  11/25/2006          12/25/2006            356,381,205.80            8.424              8.880
 ----------------------------------------------------------------------------------------------
  12/25/2006           1/25/2007            347,599,319.06            8.420              8.880
 ----------------------------------------------------------------------------------------------
   1/25/2007           2/25/2007            339,037,149.40            8.416              8.880
 ----------------------------------------------------------------------------------------------

--------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]             COMPUTATIONAL MATERIALS FOR
                                 MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                 SERIES 2004-WMC1

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

               AVAILABLE       AVAILABLE                        AVAILABLE     AVAILABLE                     AVAILABLE     AVAILABLE
  PAYMENT      FUNDS CAP       FUNDS CAP         PAYMENT        FUNDS CAP     FUNDS CAP         PAYMENT     FUNDS CAP     FUNDS CAP
    DATE       (%)(1)(2)       (%)(1)(3)          DATE          (%)(1)(2)     (%)(1)(3)          DATE       (%)(1)(2)     (%)(1)(3)
-----------------------------------------------------------------------------------------------------------------------------------
 2/25/2004       10.498         13.155          9/25/2006          6.681        9.085         4/25/2009        6.838      10.343
 3/25/2004        6.883          9.537         10/25/2006          6.908        9.376         5/25/2009        7.072      10.684
 4/25/2004        6.443          9.093         11/25/2006          6.689        9.092         6/25/2009        6.850      10.336
 5/25/2004        6.662          9.310         12/25/2006          6.917        9.383         7/25/2009        7.085      10.677
 6/25/2004        6.450          9.096          1/25/2007          6.698        9.098         8/25/2009        6.863      10.330
 7/25/2004        6.669          9.313          2/25/2007          6.702        9.102         9/25/2009        6.870      10.363
 8/25/2004        6.457          9.100          3/25/2007          7.406       10.149        10/25/2009        7.106      10.712
 9/25/2004        6.461          9.101          4/25/2007          6.694        9.170        11/25/2009        6.884      10.364
10/25/2004        6.679          9.318          5/25/2007          6.921        9.473        12/25/2009        7.121      10.706
11/25/2004        6.467          9.104          6/25/2007          6.702        9.165         1/25/2010        6.898      10.359
12/25/2004        6.686          9.322          7/25/2007          6.930        9.467         2/25/2010        6.906      10.357
 1/25/2005        6.474          9.108          8/25/2007          6.711        9.160         3/25/2010        7.654      11.499
 2/25/2005        6.477          9.110          9/25/2007          6.715        9.697         4/25/2010        6.921      10.389
 3/25/2005        7.175          9.807         10/25/2007          6.943       10.021         5/25/2010        7.160      10.733
 4/25/2005        6.484          9.113         11/25/2007          6.724        9.694         6/25/2010        6.937      10.386
 5/25/2005        6.704          9.332         12/25/2007          6.953       10.014         7/25/2010        7.176      10.730
 6/25/2005        6.491          9.118          1/25/2008          6.733        9.687         8/25/2010        6.953      10.383
 7/25/2005        6.711          9.335          2/25/2008          6.738        9.684         9/25/2010        6.962      10.398
 8/25/2005        6.498          9.122          3/25/2008          7.208       10.865        10/25/2010        7.203      10.746
 9/25/2005        6.626          9.093          4/25/2008          6.748       10.164        11/25/2010        6.980      10.398
10/25/2005        6.851          9.343          5/25/2008          6.978       10.498        12/25/2010        7.222      10.745
11/25/2005        6.633          9.097          6/25/2008          6.758       10.155         1/25/2011        6.998      10.398
12/25/2005        6.858          9.347          7/25/2008          6.984       10.489         2/25/2011        7.007      10.398
 1/25/2006        6.641          9.102          8/25/2008          6.769       10.149         3/25/2011        7.769      11.513
 2/25/2006        6.644          9.105          9/25/2008          6.794       10.291         4/25/2011        7.027      10.400
 3/25/2006        7.360          9.946         10/25/2008          7.030       10.662         5/25/2011        7.272      10.747
 4/25/2006        6.652          9.091         11/25/2008          6.808       10.314         6/25/2011        7.048      10.402
 5/25/2006        6.877          9.361         12/25/2008          7.041       10.654         7/25/2011        7.293      10.750
 6/25/2006        6.659          9.097          1/25/2009          6.820       10.306         8/25/2011        7.069      10.405
 7/25/2006        6.885          9.366          2/25/2009          6.826       10.303         9/25/2011        7.080      10.408
 8/25/2006        6.667          9.103          3/25/2009          7.564       11.447        10/25/2011           --      10.757
-----------------------------------------------------------------------------------------------------------------------------------

(1) Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest due based on the net Mortgage Rates in effect on the related Due Date, divided by (y) the aggregate Certificate Principal Balance as of the first day of the applicable Accrual Period multiplied by 30 and divided by the actual number of days in the related Accrual Period.

(2) Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.1000% and 1.1750%, respectively.

(3) Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR both remain constant at 20.000% . The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRYILL LYNCH LOGO]             COMPUTATIONAL MATERIALS FOR
                                  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                  SERIES 2004-WMC1

DISCOUNT MARGIN TABLE (TO CALL)(1)


PREPAYMENT SPEED           0%             80%             100%            150%           200%
-------------------------------------------------------------------------------------------------
A2
          100.00000             34              34              34              34             34

                WAL          17.05            3.21            2.50            1.34           0.87
           MOD DURN          14.89            3.10            2.44            1.32           0.86
   PRINCIPAL WINDOW  Feb04 - Mar32   Feb04 - Sep13   Feb04 - Sep11   Feb04 - Nov08  Feb04 - May06
-------------------------------------------------------------------------------------------------
M1
          100.00000             60              60              60              60             60

                WAL          25.20            6.28            5.13            4.65           2.58
           MOD DURN          20.54            5.94            4.92            4.49           2.54
   PRINCIPAL WINDOW  Feb24 - Mar32   Feb07 - Sep13   May07 - Sep11   Feb08 - Nov08  May06 - Dec06
-------------------------------------------------------------------------------------------------
 M2
          100.00000            115             115             115             115            115

                WAL          25.20            6.28            5.07            4.04           3.26
           MOD DURN          19.20            5.82            4.78            3.87           3.15
   PRINCIPAL WINDOW  Feb24 - Mar32   Feb07 - Sep13   Mar07 - Sep11   Jul07 - Nov08  Dec06 - May07
-------------------------------------------------------------------------------------------------
 M3
          100.00000            145             145             145             145            145

                WAL          25.20            6.28            5.05            3.82           3.30
           MOD DURN          18.53            5.75            4.71            3.64           3.17
   PRINCIPAL WINDOW  Feb24 - Mar32   Feb07 - Sep13   Mar07 - Sep11   Jun07 - Nov08  May07 - May07
-------------------------------------------------------------------------------------------------
 B1
          100.00000            170             170             170             170            170

                WAL          25.20            6.28            5.05            3.75           3.30
           MOD DURN          17.99            5.69            4.67            3.56           3.15
   PRINCIPAL WINDOW  Feb24 - Mar32   Feb07 - Sep13   Feb07 - Sep11   May07 - Nov08  May07 - May07
-------------------------------------------------------------------------------------------------
 B2
          100.00000            195             195             195             195            195

                WAL          25.20            6.28            5.03            3.70           3.30
           MOD DURN          17.47            5.64            4.62            3.49           3.14
   PRINCIPAL WINDOW  Feb24 - Mar32   Feb07 - Sep13   Feb07 - Sep11   Apr07 - Nov08  May07 - May07
-------------------------------------------------------------------------------------------------
 B3
          100.00000            300             300             300             300            300

                WAL          25.18            6.23            5.00            3.63           3.27
           MOD DURN          15.50            5.38            4.44            3.34           3.04
   PRINCIPAL WINDOW  Feb24 - Mar32   Feb07 - Sep13   Feb07 - Sep11   Mar07 - Nov08  Apr07 - May07
-------------------------------------------------------------------------------------------------
 B4
           84.01409            416             671             750             874            894

                WAL          24.43            5.29            4.25            3.23           3.11
           MOD DURN          14.25            4.48            3.69            2.89           2.80
   PRINCIPAL WINDOW  Feb24 - Oct31   Feb07 - Sep12   Feb07 - Nov10   Feb07 - May08  Feb07 - Apr07
 -------------------------------------------------------------------------------------------------

(1) Assumes 2/06/04 settlement date

-----------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRYILL LYNCH LOGO]             COMPUTATIONAL MATERIALS FOR
                                  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                  SERIES 2004-WMC1

DISCOUNT MARGIN TABLE (TO MATURITY)(1)

                              0%             80%              100%            150%             200%
-------------------------------------------------------------------------------------------------------
A2
          100.00000               34               36               37              37               34

                WAL            17.09             3.50             2.75            1.50             0.87
           MOD DURN            14.92             3.34             2.66            1.47             0.86
   PRINCIPAL WINDOW    Feb04 - Jul33    Feb04 - Jul24    Feb04 - Nov20   Feb04 - Sep15    Feb04 - May06
-------------------------------------------------------------------------------------------------------
M1
          100.00000               60               62               63              63               60
                WAL            25.34             6.93             5.71            5.24             2.58
           MOD DURN            20.63             6.48             5.41            5.03             2.54
   PRINCIPAL WINDOW    Feb24 - Jun33    Feb07 - Mar21    May07 - Aug18   Feb08 - Jul13    May06 - Dec06
-------------------------------------------------------------------------------------------------------
 M2
          100.00000              115              119              120             119              135

                WAL            25.34             6.87             5.59            4.38             5.19
           MOD DURN            19.28             6.28             5.20            4.17             4.89
   PRINCIPAL WINDOW    Feb24 - May33    Feb07 - Jul19    Mar07 - Apr17   Jul07 - Jul12    Dec06 - Apr12
-------------------------------------------------------------------------------------------------------
 M3
          100.00000              145              150              150             150              159

                WAL            25.33             6.81             5.49            4.10             4.13
           MOD DURN            18.59             6.16             5.06            3.89             3.92
   PRINCIPAL WINDOW    Feb24 - Mar33    Feb07 - May18    Mar07 - Jul15   Jun07 - May11    Dec07 - Feb09
-------------------------------------------------------------------------------------------------------
 B1
          100.00000              170              175              175             175              181

                WAL            25.31             6.72             5.42            3.99             3.80
           MOD DURN            18.04             6.03             4.96            3.76             3.60
   PRINCIPAL WINDOW    Feb24 - Feb33    Feb07 - Jun17    Feb07 - Oct14   May07 - Nov10    Aug07 - Oct08
-------------------------------------------------------------------------------------------------------
 B2
          100.00000              195              199              199             199              201

                WAL            25.29             6.58             5.28            3.86             3.55
           MOD DURN            17.51             5.86             4.82            3.62             3.36
   PRINCIPAL WINDOW    Feb24 - Nov32    Feb07 - Apr16    Feb07 - Oct13   Apr07 - Mar10    Jun07 - Apr08
-------------------------------------------------------------------------------------------------------
 B3
          100.00000              300              301              301             301              301

                WAL            25.20             6.30             5.05            3.66             3.31
           MOD DURN            15.51             5.43             4.48            3.37             3.07
   PRINCIPAL WINDOW    Feb24 - Jul32    Feb07 - Nov14    Feb07 - Aug12   Mar07 - Jun09    Apr07 - Oct07
-------------------------------------------------------------------------------------------------------
 B4
           84.01409              416              671              750             874              894

                WAL            24.43             5.29             4.25            3.23             3.11
           MOD DURN            14.25             4.48             3.69            2.89             2.80
   PRINCIPAL WINDOW    Feb24 - Oct31    Feb07 - Sep12    Feb07 - Nov10   Feb07 - May08    Feb07 - Apr07
-------------------------------------------------------------------------------------------------------

(1) Assumes 2/06/04 settlement date

--------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.